SARATOGA BANK SAVINGS PLAN

                       TABLE OF CONTENTS

                     ARTICLE I DEFINITIONS

                           ARTICLE II

                  TOP HEAVY AND ADMINISTRATION

  2.1           TOP HEAVY PLAN REQUIREMENTS                               20
  2.2           DETERMINATION OF TOP HEAVY STATUS                         20
  2.3           POWERS AND RESPONSIBILITIES OF THE EMPLOYER               24
  2.4           DESIGNATION OF ADMINISTATIVE AUTHORITY                    25
  2.5           ALLOCATION AND DELEGATION OF RESPONSIBILITIES             25
  2.6           POWERS AND DUTIES OF THE ADMINISTRATOR                    26
  2.7           RECORDS AND REPORTS                                       27
  2.8           APPOINTMENT OF ADVISERS                                   27
  2.9           INFORMATION FROM EMPLOYER                                 27
  2.10          PAYMENT OF EXPENSES                                       28
  2.11          MAJORITY ACTIONS                                          28
  2.12          CLAIMS PROCEDURE                                          28
  2.13          CLAIMS REVIEW PROCEDURE                                   28

                          ARTICLE III
                          ELIGIBILITY
  3.1                         CONDITIONS OF ELIGIBILITY                   29
  3.2                         APPLICATION FOR PARTICIPATION               30
  3.3                         EFFECTIVE DATE OF PARTICIPATION             30
  3.4                         DETERMINATION OF ELIGIBILITY                30
 3.5       TERMINATION OF ELIGIBILITY                                     30
 3.6     OMISSION OF ELIGIBLE EMPLOYEE                                    31
 3.7     INCLUSION OF INELIGIBLE EMPLOYEE                                 31
 3.8     ELECTION NOT TO PARTICIPATE                                      31
                           ARTICLE IV
                  CONTRIBUTION AND ALLOCATION
          4.1     FORMULA FOR DETERMINING EMPLOYER'S CONTRIBUTION         31
          4.2     PARTICIPANT'S SALARY REDUCTION ELECTION                 32
          4.3     TIME OF PAYMENT OF EMPLOYER'S CONTRIBUTION              37
          4.4     ALLOCATION OF CONTRIBUTION AND EARNINGS                 37
          4.5     ACTUAL DEFERRAL PERCENTAGE TESTS                        43
          4.6     ADJUSTMENT TO ACTUAL DEFERRAL PERCENTAGE TESTS          46
          4.7     MAXIMUM ANNUAL ADDITIONS                                48
          4.8     ADJUSTMENT FOR EXCESSIVE ANNUAL ADDITIONS               53
          4.9     TRANSFERS FROM QUALIFIED PLANS                          54
               4.10    DIRECTED INVESTMENT ACCOUNT                        56
                            ARTICLE V
                            VALUATIONS
     5.1    VALUATION OF THE TRUST FUND                                   57
     5.2    METHOD OF VALUATION                                           57
                            ARTICLE VI
            DETERMINATION AND DISTRIBUTION OF BENEFITS
   6.1    DETERMINATION OF BENEFITS UPON RETIREMENT                       58
   6.2    DETERMINATION OF BENEFITS UPON DEATH                            58
                         ARTICLE  VIII
                AMENDMENT, TERMINATION AND MERGERS
   8.1    AMENDMENT                                                       82
   8.2    TERMINATION                                                     82
   8.3    MERGER  OR  CONSOLIDATION                                           82
                            ARTICLE IX
                          MISCELLANEOUS
   9.1   PARTICIPANT'S RIGHTS                                             83
   9.2   ALIENATION                                                       83
   9.3   CONSTRUCTION OF PLAN                                             84
   9.4   GENDER AND NUMBER                                                84
   9.5   LEGAL ACTION                                                     84
   9.6   PROHIBITION AGAINST DIVERSION OF FUNDS                           85
   9.7   BONDING                                                          85
   9.8   EMPLOYER'S AND TRUSTEE'S PROTECTIVE CLAUSE                       86
   9.9   INSURER'S PROTECTIVE CLAUSE                                      86
   9.10  RECEIPT AND RELEASE FOR PAYMENTS                                 86
   9.11  ACTION BY THE EMPLOYER                                           86
   9.12  NAMED FIDUCIARIES AND ALLOCATION OF RESPONSIBILITY               87
   9.13  HEADINGS                                                         87
   9.14  APPROVAL BY INTERNAL REVENUE SERVICE                             88
   9.15  UNIFORMITY                                                       88

                            ARTICLE  X
                     PARTICIPATING  EMPLOYERS
   10.1            ADOPTION  BY  OTHER  EMPLOYERS              88
   10.2            REQUIREMENTS  OF  PARTICIPATING  EMPLOYERS  89
   10.3            DESIGNATION  OF  AGENT                      90
   10.4            EMPLOYEE  TRANSFERS                         90
   10.5            PARTICIPATING  EMPLOYER'S  CONTRIBUTION     90
   10.6            AMENDMENT                                             91
   10.7            DISCONTINUANCE  OF  PARTICIPATION           91
   10.8            ADMINISTRATOR'S  AUTHORITY                  81
                    SARATOGA BANK SAVINGS PLAN

        THIS AGREEMENT, hereby made and entered into this
 19th  day of  June ,1995   , by and between Saratoga   National Bank
(herein referred to as the "Employer")   and Mary Page Rourke,
Barbara Resop, Earl Lanna and Richard Mount (herein referred to as the "Trustee").

                   W  I  T  N  E  S  S  T  H

        WHEREAS, the Employer heretofore established a Profit Sharing Plan and Trust effective January 1, 1987, (hereinafter called the "Effective Date") known as Saratoga Bank Savings Plan (herein referred to as the "Plan") in recognition of the contribution made to its successful operation by its employees and for the exclusive benefit of its eligible employees; and

        WHEREAS, under the terms of the Plan, the Employer has the ability to amend the Plan, provided the Trustee joins in such amendment if the provisions of the Plan affecting the Trustee are amended;

        NOW,THEREFORE, effective July 1, 1995, except as otherwise provided, the Employer and the Trustee in accordance with the provisions of the Plan pertaining to amendments thereof, hereby amend the Plan in its entirety and restate the Plan to provide as follows:

                           ARTICLE I
                          DEFINITIONS

     1.1 "Act" means the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

 1.2 "Administrator" means the person or entity designated by the Employer pursuant to Section 2.4 to administer the Plan on behalf of the Employer.

 1.3 "Affiliated Employer" means any corporation which is a member of a controlled group of corporations (as defined in Code
Section 414(b)) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Code Section 414(c)) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to Regulations under Code Section 414(0).

 1.4 "Aggregate Account" means, with respect to each Participant, he value of all accounts maintained on behalf of a Participant, whether attributable to Employer or Employee contributions, subject to the provisions of Section 2.2.

 1.5  "Anniversary Date" means December 31.

 1.6 "Beneficiary" means the person to whom the share of a deceased Participant's total account is payable, subject to the restrictions of Sections 6.2 and 6.6.

 1.7 "Code" means the Internal Revenue Code of 1986, as amended or replaced from time to time.

 1.8 "Compensation" with respect to any Participant means such Participant's wages as defined in Code Section 3401(a) and all other payments of compensation by the Employer (in the course of the Employer's trade or business) for a Plan Year for which the Employer is required to furnish the Participant a written statement under Code Sections 6041(d),6051(a) (3) and 6052. Compensation must be determined without regard to any rules under Code Section 3401(a)that limit the remuneration included in wages based on the nature or location of the employment or the services performed
(such as the exception for agricultural labor in Code Section 3401(a
(2)).

For purposes of this Section, the determination of Compensation shall be made by:

 (a) including amounts which are contributed by the
      Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant
      under Code Sections 125, 402(e)(3),402(h)(1)(B), 403(b) or457,
      and Employee contributions described in Code Section   414(h)(2)
      that are treated as Employer contributions.

      For a Participant's initial year of participation, Compensation shall be recognized for the entire Plan Year.

      Compensation in excess of $200,000 shall be
disregarded. Such amount shall be adjusted at the same time and in such manner as permitted under Code Section 415(d), except that the dollar increase in effect on January 1 of any calendar year shall be effective for the Plan Year beginning with or within such calendar year and the first adjustment to the $200,000 limitation shall be effective on January 1, 1990. For any short Plan Year the Compensation limit shall be an amount
equal to the Compensation limit for the calendar year   in which
the number of full months 'in the short Plan Year by twelve (12). In applying this limitation, the family group of a Highly Compensated Participant who is subject to the Family Member aggregation rules of Code Section 414(q)(6) because such Participant is either a "five percent owner" of the Employer or one of the ten (10) Highly Compensated Employees paid the greatest "415 Compensation" during the year, shall be treated as a single Participant, except that for this purpose Family Members shall include only the affected Participant's spouse and any lineal descendants who have not attained age nineteen (19) before the close of the year. If, as a result of the application of such rules the adjusted $200,000 limitation is exceeded, then the limitation shall be prorated among the affected Family Members in proportion to each such Family Member's Compensation prior to the application of this limitation, or the limitation shall be adjusted in accordance with any other method permitted by Regulation.

      In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Code Section 401(a)(17)(B). The cost of living adjustment in effect for a calendar year applies to any period,' not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

      For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Code Section
401(a) (17) shall mean the OBRA '93 annual compensation limit set forth in this provision.

      If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

      If, as a result of such rules, the maximum "annual addition" limit of Section 4.7(a) would be exceeded for one or more of the affected Family Members, the prorated Compensation of all affected Family Members shall be adjusted to aviod or reduce any excess. The prorated Compensation of any affectd Family Member whose allocation would exceed the limit shall be adjusted downward to the level needed to provide an allocation equal to such limit. The prorated Compensation of affected Family Members not affected by such limit shall then be adjusted upward on a pro rata basis not to exceed each such affected Family Member's Compensation as determined prior to application of the Family Member rule. The resulting allocation shall not exceed such individual's maximum "annual addition" limit. If, after these adjustments, an "excess amount" still results, such "excess amount" shall be disposed of in a manner described in Section 4.8(a) pro rata among all affected Family Members.

      For purposes of this Section, if the Plan is a plan described in Code Section 413(c) or 414(f) (a plan maintained by more than one Employer), the $200,000 limitation applies separately with respect to the Compensation of any Participant from each Employer maintaining the Plan.

      If, in connection with the adoption of this amendment and restatement, the definition of Compensation has been modified, then, for Plan Years prior to the Plan Year which includes the adoption date of this amendment and restatement, Compensation means
Compensation determined pursuant to the Plan then in effect.

      For Plan Years beginning prior to January 1, 1989, the
$200,000 limit (without regard to Family Member aggregation) shall apply only for Top Heavy Plan Years and shall not be adjusted.

 1.9 "Contract" or "Policy" means any life insurance policy, retirement income of annuity contract (group or individual) issued pursuant to the terms of the Plan.

 1.10 "Deferred Compensation" with respect to any Participant means the amount of the Participant's total Compensation which has been contributed to the Plan in accordance with the Participant's deferral election pursuant to Section 4.2 excluding any such amounts distributed as excess "annual additions" pursuant to Section 4.8(a).

 1.11 "Early Retirement Date." This Plan does not provide for retirement date prior to Normal Retirement Date.

 1.12 "Elective Contribution" means the Employer's contributions to the Plan of Deferred Compensation excluding any such amounts distributed as excess "annual additions" pursuant to
Section 4.8(a). In addition, the Employer's matching contribution made pursuant to Section 4.1(b) and any Employer Qualified Non-Elective Contribution made pursuant to Section 4.1(c) and Section 4.6 shall be considered an Elective Contribution for purposes of the Plan. Any such contributions deemed to be Elective Contributions shall be subject to the requirements of Sections 4.2(b) and 4.2(c) and shall further be required to satisfy the discrimination requirements of Regulation 1.401(k)-l(b) (5), the provisions of which are specifically incorporated herein by reference.

 1.13 "Eligible Employee" means any Employee.
Employees of Affiliated Employers shall not be eligible to participate in this Plan unless such Affiliated Employers have specifically adopted this Plan in writing.

 1.14 "Employee" means any person who is employed by the Employer or Affiliated Employer, but excludes any person who is an independent contractor. Employee shall include Leased Employees within the meaning of Code Sections 414(n)(2) and 414(0) (2) unless such Leased Employees are covered by a plan described in Code Section 414(n)(5) and such Leased Employees do not constitute more than 20% of the recipient's non-highly compensated work force.

 1.15 "Employer" means Saratoga National Bank and any
Participating Employer (as defined in Section 10.1) which shall adopt this Plan; any successor which shall maintain this Plan;
and any predecessor which has maintained this Plan. The Employer is a corporation, with principal offices in the State of California.

 1.16 "Excess Contributions" means, with respect to a Plan Year, the excess of Elective Contributions made on behalf of Highly Compensated Participants for the Plan Year over the maximum amount of such contributions permitted under Section 4.5(a). Excess Contributions shall be treated as an "annual addition" pursuant to Section 4.7(b).

 1.17 "Excess Deferred Compensation" means, with respect to any taxable year of a Participant, the excess of the aggregate amount of such Participant's Deferred Compensation and the elective deferrals pursuant to Section 4.2(f) actually made on behalf of such Participant for such taxable year, over the dollar limitation provided for in Code Section 402(g), which is incorporated herein by reference. Excess Deferred Compensation shall be treated as an "annual addition" pursuant to Section 4.7(b) when contributed to the Plan unless distributed to the affected Participant not later than the first April 15th following the close of the Participant's taxable year. Additionally, for purposes of Sections 2.2 and 4.4(f), Excess Deferred Compensation shall continue to be treated as Employer contributions even if distributed pursuant to Section 4.2(f). However, Excess Deferred Compensation of Non-Highly Compensated Participants is not taken into account for purpose's of Section 4.5(a) to the extent such Excess Deferred Compensation occurs pursuant to Section 4.2(d).

 1.18  "Family Member" means, with respect to an affected
Participant, such Participant's spouse and such Participant's lineal descendants and ascendants and their spouses, all as described in Code Section 414(q)(6)(B).

 1.19 "Fiduciary" means any person who (a) exercises any discretionary authority or discretionary control respecting management of the Plan or exercises any authority or control respecting management or disposition of its assets, (b) renders investment advice for a fee or other compensation, direct or indirect, with respect to any moneys or other property of the Plan or has any authority or responsibility to do so, or (c) has any discretionary authority or discretionary responsibility in the administration of the Plan, including, but not limited to, the Trustee, the Employer and its representative body, and the Administrator.

 1.20 "Fiscal Year" means the Employer's accounting year of 12 months commencing on January 1st of each year and ending the following December 31st.

 1.21 "Forfeiture." Under this Plan,  Participant accounts are
100% Vested at all times. Any amounts that may otherwise be forfeited under the Plan pursuant to Section 3.7, 4.2(f) or 6.9 shall be used to reduce the contribution of the Employer.

 1.22 "Former Participant" means a person who has been a Participant, but who has ceased to be a Participant for any reason.

 1.23 "415 Compensation" with respect to any Participant means such Participant's wages as defined in Code Section 3401(a) and all other payments of compensation by the Employer (in the course of the Employer's trade or business) for a Plan Year for which the Employer is required to furnish the Participant a written statement under Code Sections 6041(d), 6051(a) (3) and 6052. "415
Compensation" must be determined without regard to any rules under Code Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed such as the exception for agricultural labor in Code
Section 3401(a)(2)).

If, in connection with the adoption of this amendment and restatement, the definition of "415 Compensation" has been modified, then, for Plan Years prior to the Plan Year which includes the adoption date of this amendment and restatement, "415 Compensation" means compensation determined pursuant to the Plan then in effect.

 1.24 "414(s)  Compensation" with respect to any Participant means such Participant's "415 Compensation" paid during a Plan Year. The amount of "414(s) Compensation" with respect to any Participant shall include "414(s) Compensation" for the entire twelve (12)
month period ending on the last day of such Plan Year.

For purposes of this Section, the determination of "414(s) Compensation" shall be made by including amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Sections 125, 402(e) (3), 402(h) (1)(B), 403(b) or 457,
and Employee contributions described in Code Section 414(h) (2) that are treated as Employer contributions.

      "414(s) Compensation" in excess of $200,000 shall be disregarded. Such amount shall be adjusted at the same time and in such manner as permitted under Code Section 415(d), except that the dollar increase in effect on January 1 of any calendar year shall be effective for the Plan Year beginning with or within such calendar year and the first adjustment to the $200,000 limitation shall be effective on January 1, 1990. For any short Plan Year the "414(s) Compensation" limit shall be an amount equal to the "414(s) Compensation" limit for the calendar year in which the Plan Year begins multiplied by the ratio obtained by dividing the number of full months in the short Plan Year by twelve (12). In applying this limitation, the family group of a Highly Compensated Participant who is subject to the Family Member aggregation rules of Code Section 414(q)(6) because such Participant is either a "five percent owner" of the Employer or one of the ten (10) Highly Compensated Employees paid the greatest "415 Compensation" during the year, shall be treated as a single Participant, except that for this purpose Family Members shall include only the affected Participant's spouse and any lineal descendants who have not attained age nineteen (19) before the close of the year.

      In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Code Section 401(a) (17) (B). The cost of living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period)beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

      For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Code Section 401(a)
(17) shall mean the OBRA '93 annual compensation limit set forth in this provision.

      If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

      If, in connection with the adoption of this amendment and restatement, the definition of "414(s) Compensation" has been modified, then, for Plan Years prior to the Plan Year which includes the adoption date of this amendment and restatement, "414(s) Compensation" means compensation determined pursuant to the Plan then in effect.

 1.25 "Highly Compensated Employee" means an Employee described in Code Section 414(q) and the Regulations thereunder, and generally means an Employee who performed services for the Employer during the "determination year" and is in one or more of the following groups:

      (a) Employees who at any time during the "determination year" or "look-back year" were "five percent owners" as defined in
            Section 1.31(c).

      (b) Employees who received "415 Compensation" during the "look-back year" from the Employer in excess of $75,000.

      (c) Employees who received "415 Compensation" during the "look-back year" from the Employer in excess of $50,000 and were in the Top Paid Group of Employees for the Plan Year.

      (d) Employees who during the "look-back year" were officers of the Employer (as that term is defined within the meaning of the Regulations under Code Section 416) and received "415 Compensation" during the "look-back year" from the Employer greater than 50 percent of the limit in effect under Code Section 415(b) (1)(A) for any such Plan Year. The number of officers shall be limited to the lesser of of 3 employees or 10 percent of all employees. For the purpose of determining the number of officers, Employees described in Section 1.54(a),(b),(c) and (d) shall be excluded, but such Employees shall still be considered for the purpose of identifying the particular Employees who are officers. If the Employer does not have at least one officer whose annual "415 Compensation" is in excess of 50 percent of the Code Section 415(b) (1) (A) limit, then the highest paid officer of the Employer will be treated as a Highly Compensated Employee.

      (e) Employees who are in the group consisting of the 100 Employees paid the greatest "415 Compensation" during the "determination year" and are
also described in   (b), (c) or (d) above when these paragraphs are modified
to substitute "determination year" for "look-back year."

      The "look-back year" shall be the calendar year ending with or within the Plan Year for which testing is being performed, and the "determination year" (if applicable) shall be the period of time, if any, which extends beyond the "look-back year" and ends on the last day of the Plan Year for which testing is being performed (the "lag period"). If the "lag period" is less than twelve months long, the dollar threshold amounts specified in (b),
(c) and (d) above shall be prorated based upon the number of months in the "lag period."

      For purposes of this Section, the determination of "415 Compensation" shall be made by including amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Sections 125, 402(e) (3), 402(h) (1)(B), 403(b) or
457,  and Employee contributions described in Code Section 414(h)
(2) that are treated as Employer contributions. Additionally, the dollar threshold amounts specified in (b) and (c) above shall be adjusted at such time and in such manner as is provided in Regulations. In the case of such an adjustment, the dollar limits which shall be applied are those for the calendar. year in which the "determination year" or "look-back year" begins.

      In determining who is a Highly Compensated Employee, Employees who are non-resident aliens and who received no earned income (within the meaning of Code Section 911(d)(2)) from the Employer constituting United States source income within the meaning of Code Section 861(a)(3) shall not be treated as Employees. Additionally, all Affiliated Employers shall be taken into account as a single employer and Leased Employees within the meaning of Code Sections 414(n)(2) and 414(0)(2) shall be considered Employees unless such Leased Employees are covered by a plan described in Code
Section 414(n)(5) and are not covered in any qualified plan maintained by the Employer. The exclusion of Leased Employees for this purpose shall be applied on a uniform and consistent basis for all of the Employer's retirement plans. Highly Compensated Former Employees shall be treated as Highly Compensated Employees without regard to whether they performed services during the "determination year."

 1.26 "Highly Compensated Former Employee" means a former
Employee who had a separation year prior to the "determination year" and was a Highly Compensated Employee in the year of separation from service or in any "determination year" after attaining age 55. Notwithstanding the foregoing, an Employee who separated from service prior to 1987 will be treated as a Highly Compensated Former Employee only if during the separation year (or year preceding the separation year) or any year after the Employee attains age 55 (or
the last year ending before the Employee's 55th birthday)   the
Employee either received "415 Compensation" in excess of $50,000 or was a "five percent owner." For purposes of this Section, "determination year," "415 Compensation" and "five percent owner" shall be determined in accordance with Section 1.25. Highly Compensated Former Employees shall be treated as Highly Compensated Employees. The method set forth in this Section for determining who is a "Highly Compensated Former Employee" shall be applied on a uniform and consistent basis for all purposes for which the Code
Section 414(q)  definition is applicable.

 1.27  "Highly Compensated Participant" means any Highly
Compensated Employee who is eligible to participate in the Plan.

 1.28  "Hour of Service" means  (1)  each hour for which     an
Employee is directly or indirectly compensated or entitled to compensation by the Employer for the performance of duties during the applicable computation period; (2) each hour for which an Employee is directly or indirectly compensated or entitled to compensation by the Employer (irrespective of whether the employment relationship has terminated) for reasons other than performance of duties (such as vacation, holidays, sickness, jury duty, disability, lay-off, military duty or leave of absence) during the applicable computation period; (3) each hour for which back pay is awarded or agreed to by the Employer without regard to mitigation of damages. These hours will be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made. The same Hours of Service shall not be credited both under (1) or (2), as the case may be, and under (3).

      Notwithstanding the above, (i) no more than 501 Hours of Service are required to be credited to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period); (ii) an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, or unemployment compensation or disability insurance laws; and (iii) Hours of Service are not required to be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

      For purposes of this Section, a payment shall be deemed to be made by or due from the Employer regardless of whether such payment is made by or due from the Employer directly, or indirectly through, among others, a trust fund, or insurer, to which the Employer contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer, or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

      An Hour of Service must be counted for the purpose of determining a Year of Service, a year of participation for purposes of accrued benefits, a l-Year Break in Service, and employment commencement date (or reemployment commencement date). In addition, Hours of Service will be credited for employment with other Affiliated Employers. The provisions of Department of Labor regulations 2530.200b-2(b) and (c) are incorporated herein by reference.

 1.29 "Income" means the income or losses allocable to "excess amounts" which shall equal the allocable gain or loss for the "applicable computation period". The income allocable to "excess amounts" for the "applicable computation period" is determined by multiplying the income for the "applicable computation period" by a fraction. The numerator of the fraction is the "excess amount" for the "applicable computation period." The denominator of the fraction is the total "account balance" attributable to "Employer contributions" as of the end of the "applicable computation period", reduced by the gain allocable to such total amount for the "applicable computation period" and increased by the loss allocable to such total amount for the "applicable computation period". The provisions of this Section shall be applied:
           (a)  For purposes of Section 4.2(f), by substituting:

           (1) "Excess Deferred Compensation" for "excess amounts";

           (2)  "taxable year of the Participant" for
           "applicable computation period";

           (3)  "Deferred Compensation" for "Employer
           contributions";  and

           (4) "Participant's Elective Account" for "account balance."

           (b) For purposes of Section 4.6(a), by substituting:

           (1)  "Excess Contributions" for "excess amounts";

           (2)   "Plan Year" for "applicable computation     period";

           (3) "Elective Contributions" for "Employer contributions"; and

           (4) "Participant's Elective Account" for "account balance."

      Income allocable to any distribution of Excess Deferred Compensation on or before the last day of the taxable year of the Participant shall be calculated from the first day of the taxable year of the Participant to the date on which the distribution is made pursuant to either the "fractional method" or the "safe harbor method." Under such "safe harbor method," allocable Income for such period shall be deemed to equal ten percent (10%) of the Income allocable to such Excess Deferred Compensation multiplied by the number of calendar months in such period. For purposes of determining the number of calendar months in such period, a distribution occurring on or before the fifteenth day of the month shall be treated as having been made on the last day of the preceding month and a distribution occurring after such fifteenth day shall be treated as having been made on the first day of the next subsequent month.

      Notwithstanding the above, for "applicable computation periods" which began in 1987, Income during the "gap period" shall not be taken into account.

 1.30 "Investment Manager" means an entity that (a) has the power to manage, acquire, or dispose of Plan assets and (b) acknowledges fiduciary responsibility to the Plan in writing. Such entity must be a person, firm, or corporation registered as an investment adviser under the Investment Advisers Act of 1940, a bank, or an insurance company.

 1.31 "Key Employee" means an Employee as defined in Code
Section 416(i) and the Regulations thereunder. Generally, any Employee or former Employee (as well as each of his Beneficiaries) is considered a Key Employee if he, at any time during the Plan Year that contains the "Determination Date" or any of the preceding four (4) Plan Years, has been included in one of the following categories:

           (a) an officer of the Employer (as that term is defined within the meaning of the Regulations under Code Section 416) having annual "415 Compensation" greater than 50 percent of the amount in effect under Code Section 415(b)(1)(A) for any such Plan Year.

              (b)   one of the ten employees having annual
      "415 Compensation" from the Employer for a Plan Year greater than the dollar limitation in effect under Code
      Section 415(c) (1)(A) for the calendar year in which such Plan Year ends and owning (or considered as owning within the meaning of Code Section 318) both more than one-half percent interest and the largest interests in the Employer.

         (c)   a "five percent owner" of the Employer.
      "Five percent owner" means any person who owns (or is considered as owning within the meaning of Code Section
      318) more than five percent (5%) of the outstanding stock of the Employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than five percent (5%) of the capital or profits interest in the Employer. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c), (m) and
      (0)  shall be treated as separate employers.

              (d)   a "one percent owner" of the Employer
      having an annual "415 Compensation" from the Employer of more than $150,000. "One percent owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than one percent (1%) of the outstanding stock of the Employer or stock possessing more than one percent (1%) of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than one percent (1%) of the capital or profits interest in the Employer. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b),
      (c), (m) and (0) shall be treated as separate employers. However, in determining whether an individual has "415 Compensation" of more than $150,000, "415 Compensation" from each employer required to be aggregated under Code Sections 414(b),
      c),  (m)  and  (0)  shall be taken into account.

      For purposes of this Section, the determination of "415 Compensation" shall be made by including amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Sections 125, 402(e) (3), 402(h) (1)(B), 403(b) or 457, and Employee contributions described in Code
Section 414(h) (2)  that are treated as Employer contributions.

 1.32 "Late Retirement Date" means the first day of the month coinciding with or next following a Participant's actual
Retirement Date after having reached his Normal Retirement Date.

 1.33 "Leased Employee" means any person (other than an Employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Code Section 414(n)
(6) on a substantially full time basis for a period of at least one year, and such services are of a type historically performed by employees in the business field of the recipient employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer. A Leased Employee shall not be considered an Employee of the recipient:

                (a) if such employee is covered by a money purchase pension plan providing:

                (1)   a non-integrated employer contribution
                rate of at least 10% of compensation, as defined in Code Section 415(c) (3), but including amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Sections 125, 402(e)(3), 402(h)(1)(B), 403(b)
                or 457, and Employee contributions described in Code Section 414(h) (2) that are treated as Employer contributions.

                (2)    immediate participation;  and

                (3)    full and immediate vesting;  and

                (b    if Leased Employees do not constitute  more than 20%
                of the recipient's non-highly  compensated work force.

 1.34 "Non-Elective Contribution" means the Employer's contributions to the Plan excluding, however, contributions made pursuant to the Participant's deferral election provided for in Section 4.2, matching contributions made pursuant to Section
4.1(b)  and any Qualified Non-Elective Contribution.

 1.35 "Non-Highly Compensated Participant" means any
Participant who is neither a Highly Compensated Employee nor a Family Member.

 1.36 "Non-Key Employee" means any Employee or former
Employee  (and his Beneficiaries)  who is not a Key Employee.

 1.37 "Normal Retirement Age" means the Participant's 65th birthday. A Participant shall become fully Vested in his Participant's Account upon attaining his Normal Retirement Age.

 1.38 "Normal Retirement Date" means the first day of the month coinciding with or next following the Participant's Normal
Retirement Age.

 1.39 "l-Year Break in Service" means the applicable computation period during which an Employee has not completed more than 500 Hours of Service with the Employer. Further, solely for the purpose of determining whether a Participant has incurred a l-Year Break in Service, Hours of Service shall be recognized for "authorized leaves of absence" and "maternity and paternity leaves of absence." Years of Service and l-Year Breaks in Service shall be measured on the same computation period.

           "Authorized leave of absence" means an unpaid, temporary cessation from active employment with the Employer pursuant to an established nondiscriminatory policy, whether occasioned by illness, military service, or any other reason.

           A "maternity or paternity leave of absence" means, for Plan Years beginning after December 31, 1984, an absence from work for any period by reason of the Employee's pregnancy, birth of the Employee's child, placement of a child with the Employee in connection with the adoption of such child, or any absence for the purpose of caring for such child for a period immediately following such birth or placement. For this purpose, Hours of Service shall be credited for the computation period in which the absence from work begins, only if credit therefore is necessary to prevent the Employee from incurring a l-Year Break in Service, or, in any other case, in the immediately following computation period. The Hours of Service credited for a "maternity or paternity leave of absence" shall be those which would normally have been credited but for such absence, or, in any case in which the Administrator is unable to determine such hours normally credited, eight (8) Hours of Service per day. The total Hours of Service required to be credited for a "maternity or paternity leave of absence" shall not exceed 501.

 1.40 "Participant" means any Eligible Employee who participates in the Plan as provided in Sections 3.2 and 3.3, and has not for any reason become ineligible to participate further in the Plan.

 1.41 "Participant's Account" means the account established and maintained by the Administrator for each Participant with respect to his total interest in the Plan and Trust resulting from the Employer's Non-Elective Contributions.

 1.42 "Participant's Combined Account" means the total aggregate amount of each Participant's Elective Account and Participant's Account.

 1.43 "Participant's Elective Account" means the account established and maintained by the Administrator for each Participant with respect to his total interest in the Plan and Trust resulting from the Employer's Elective Contributions. A separate accounting shall be maintained with respect to that portion of the Participant's Elective Account attributable to Elective Contributions pursuant to Section 4.2, Employer matching contributions pursuant to Section 4.1(b) and any Employer Qualified Non-Elective Contributions.

 1.44 "Plan" means this instrument, including all amendments thereto.

 1.45 "Plan Year" means the Plan's accounting year of twelve
(12) months commencing on January 1st of each year and ending the following December 31st.

 1.46 "Qualified Non-Elective Contribution" means the Employer's contributions to the Plan that are made pursuant to
Section 4.1(c) and Section 4.6. Such contributions shall be considered an Elective Contribution for the purposes of the Plan and used to satisfy the "Actual Deferral Percentage" tests.

 1.47 "Regulation" means the Income Tax Regulations as promulgated by the Secretary of the Treasury or his delegate, and as amended from time to time.

 1.48 "Retired Participant" means a person who has been a Participant, but who has become entitled to retirement benefits under the Plan.

 1.49 "Retirement Date" means the date as of which a Participant retires for reasons other than Total and Permanent
Disability,  whether such retirement occurs on a Participant's
Normal Retirement Date or Late Retirement Date  (see Section
6.1).

 1.50 "Super Top Heavy Plan" means a plan described in Section
2.2(b) .

 1.51 "Terminated Participant" means a person who has been a Participant, but whose employment has been terminated other than by death, Total and Permanent Disability or retirement.

 1.52 "Top Heavy Plan" means a plan described in Section 2.2(a).

 1.53  "Top Heavy Plan Year" means a Plan Year during which the
Plan is a Top Heavy Plan.

 1.54 "Top Paid Group" means the top 20 percent of Employees who performed services for the Employer during the applicable year, ranked according to the amount of "415 Compensation" (determined for this purpose in accordance with Section 1.25) received from the Employer during such year. All Affiliated Employers shall be taken into account as a single employer, and Leased Employees within the meaning of Code Sections 414(n)(2) and 414(0)(2) shall be considered Employees unless such Leased Employees are covered by a plan described in Code Section 414(n)
(5) and are not covered in any qualified plan maintained by the Employer. Employees who are non-resident aliens and who received no earned income (within the meaning of Code Section 911(d) (2)) from the Employer constituting United States source income within the meaning of Code Section 861(a)(3) shall not be treated as Employees. Additionally, for the purpose of determining the number of active Employees in any year, the following additional Employees shall also be excluded; however, such Employees shall still be considered for the purpose of identifying the particular Employees in the Top Paid Group:.

           (a) Employees with less than six (6) months of service;

           (b) Employees who normally work less than 17 1/2 hours per week;

           (c) Employees who normally work less than six (6) months during a year; and

           (d)   Employees who have not yet attained age 21.

              In addition, if 90 percent or more of the Employees of the Employer are covered under agreements the Secretary of Labor finds to be collective bargaining agreements between Employee representatives and the Employer, and the Plan covers only Employees who are not covered under such agreements, then Employees covered by such agreements shall be excluded from both the total number of active Employees as well as from the identification of particular Employees in the Top Paid Group.

              The foregoing exclusions set forth in this Section shall be applied on a uniform and consistent basis for all purposes for which the Code Section 414(q) definition is applicable.

      1.55 "Total and Permanent Disability" means a physical or mental condition of a Participant resulting from bodily injury, disease, or mental disorder which renders him incapable of continuing his usual and customary employment with the Employer.. The disability of a Participant shall be determined by a licensed physician chosen by the Administrator. The determination shall be applied uniformly to all Participants.

      1.56 "Trustee" means the person or entity named as trustee herein or in any separate trust forming a part of this Plan, and any successors.

      1.57 "Trust Fund" means the assets of the Plan and Trust as the same shall exist from time to time.

      1.58 "Vested" means the nonforfeitable portion of any account maintained on behalf of a Participant.

      1.59 "Year of Service" means the computation period of twelve (12) consecutive months, herein set forth, during which an Employee has at least 1000 Hours of Service.
              For purposes of eligibility for participation, the initial computation period shall begin with the date on which the Employee first performs an Hour of Service. The participation computation period beginning after a l-Year Break in Service shall be measured from the date on which an Employee again performs an Hour of Service. The participation computation period shall shift to the Plan Year which includes the anniversary of the date on which the Employee first performed an Hour of Service. An Employee who is credited with the required Hours of Service in both the initial computation period (or the computation period beginning after a l-Year Break in Service) and the Plan Year which includes the anniversary of the date on which the Employee first performed an Hour of Service, shall be credited with two (2) Years of Service for purposes of eligibility to participate.

           For all other purposes, the computation period shall be the Plan Year.

           Notwithstanding the foregoing,  for any short Plan
Year, the determination of whether an Employee has completed a Year of Service shall be made in accordance with Department of Labor regulation 2530.203-2(c).

      Years of Service with any Affiliated Employer shall be recognized.

                           ARTICLE II
                  TOP HEAVY AND ADMINISTRATION

2.1    TOP HEAVY PLAN REQUIREMENTS

      For any Top Heavy Plan Year, the Plan shall provide the special vesting requirements of Code Section 416(b) pursuant to Section 6.4 of the Plan and the special minimum allocation requirements of Code Section 416(c) pursuant to Section 4.4 of the Plan.

2.2    DETERMINATION OF TOP HEAVY STATUS

           (a) This Plan shall be a Top Heavy Plan for any Plan Year in which, as of the Determination Date, (1) the Present Value of Accrued Benefits of Key Employees and (2) the sum of the Aggregate Accounts of Key Employees under this Plan and all plans of an Aggregation Group, exceeds sixty percent (60%) of the Present Value of Accrued Benefits and the Aggregate Accounts of all Key and Non-Key Employees under this Plan and all plans of an Aggregation Group.

                   If any Participant is a Non-Key Employee for any Plan Year, but such Participant was a Key Employee for any prior Plan Year, such Participant's Present Value of Accrued Benefit and/or Aggregate Account balance shall not be taken into account for purposes of determining whether this Plan is a Top Heavy or Super Top Heavy Plan (or whether any Aggregation Group which includes this Plan is a Top Heavy Group). In addition, if a Participant or Former Participant has not performed any services for any Employer maintaining the Plan at any time during the five year period ending on the Determination Date, any accrued benefit for such Participant or Former Participant shall not be taken into account for the purposes of determining whether this Plan is a Top Heavy or Super Top Heavy Plan.

              (b) This Plan shall be a Super Top Heavy Plan for any Plan Year in which, as of the Determination Date, (1) the Present Value of Accrued Benefits of Key Employees and (2) the sum of the Aggregate Accounts of Key Employees under this Plan and all plans of an Aggregation Group, exceeds ninety percent (90%) of the Present Value of Accrued Benefits and the Aggregate Accounts of all Key and Non-Key Employees under this Plan and all plans of an Aggregation Group.

                (c)   Aggregate Account: A Participant's
        Aggregate Account as of the Determination Date is the sum of:

             (1) his Participant's Combined Account balance as of the most recent valuation occurring within a twelve (12) month period ending on the Determination Date;

             (2) an adjustment for any contributions due as of the Determination Date. Such adjustment shall be the amount of any contributions actually made after the valuation date but due on or before the Determination Date, except for the first Plan Year when such adjustment shall also reflect the amount of any contributions made after the Determination Date that are allocated as of a date in that first Plan Year.

             (3)   any Plan distributions made within the
             Plan Year that includes the Determination Date or within the four (4) preceding Plan Years. However, in the case of distributions made after the valuation date and prior to the Determination Date, such distributions are not included as distributions for top heavy purposes to the extent that such distributions are already included in the Participant's Aggregate Account balance as of the valuation date. Notwithstanding anything herein to the contrary, all distributions, including distributions made prior to January 1, 1984, and distributions under a terminated plan which if it had not been terminated would have been required to be included in an Aggregation Group, will be counted. Further, distributions from the Plan (including the cash value of life insurance policies) of a Participant's account balance because of death shall be treated as a distribution for the purposes of this paragraph.

 (4) any Employee contributions, whether voluntary or mandatory. However, amounts attributable to tax deductible qualified voluntary employee contributions shall not be considered to be a part of the Participant's Aggregate Account balance.

 (5) with respect to unrelated rollovers and plan-to-plan transfers (ones which are both initiated by the Employee and made from a plan maintained by one employer to a plan maintained by another employer), if this Plan provides the rollovers or plan-to-plan transfers, it shall always consider such rollovers or plan-to-plan transfers as a distribution for the purposes of this Section. If this Plan is the plan accepting such rollovers or plan-to-plan transfers, it shall not consider such rollovers or plan-to-plan transfers as part of the Participant's Aggregate Account balance.

 (6) with respect to related rollovers and plan-to-plan transfers (ones either not initiated by the Employee or made to a plan maintained by the same employer), if this Plan provides the rollover or plan-to-plan transfer, it shall not be counted as a distribution for purposes of this Section. If this Plan is the plan accepting such rollover or plan-to-plan transfer, it shall consider such rollover or plan-to-plan transfer as part of the Participant's Aggregate Account balance, irrespective of the date on which such rollover or plan-to-plan transfer is accepted.

 (7) For the purposes of determining whether two employers are to be treated as the same employer in (5) and (6) above, all employers aggregated under Code Section 414(b),
 (c),  (m)  and  (0)  are treated as the same employer.

             (d)   "Aggregation Group" means either a
             Required Aggregation Group or a Permissive
             Aggregation Group as hereinafter determined.
             (1) Required Aggregation Group: In determining a Required Aggregation Group hereunder, each plan of the Employer in which a Key Employee is a participant in the Plan Year containing the Determination Date or any of the four preceding Plan Years, and each other plan of the Employer which enables any plan in which a Key Employee participates to meet the requirements of Code Sections 401(a) (4) or 410, will be required to be aggregated. Such group shall be known as a Required Aggregation Group.

             In the case of a Required Aggregation Group, each plan in the group will be considered a Top Heavy Plan if the Required Aggregation Group is a Top Heavy Group. No plan in the Required Aggregation Group will be considered a Top Heavy Plan if the Required Aggregation Group is not a Top Heavy Group.

             (2) Permissive Aggregation Group: The Employer may also include any other plan not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would continue to satisfy the provisions of Code Sections 401(a)(4) and 410. Such group shall be known as a Permissive Aggregation Group.

             In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is a Top Heavy Group. No plan in the Permissive Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is not a Top Heavy Group.

             (3) Only those plans of the Employer in which the Determination Dates fall within the same calendar year shall be aggregated in order to determine whether such plans are Top Heavy Plans.

             (4)   An Aggregation Group shall include any
             terminated plan of the Employer if it was
             maintained within the last five  (5   years
             ending on the Determination Date.

              (e)   "Determination Date" means  (a   the last
      day of the preceding Plan Year, or (b) in the case of the first Plan Year, the last day of such Plan
      Year.

              (f) Present Value of Accrued Benefit: In the case of a defined benefit plan, the Present Value of Accrued Benefit for a Participant other than a Key Employee, shall be as determined using the single accrual method used for all plans of the Employer and Affiliated Employers, or if no such single method exists, using a method which results in benefits accruing not more rapidly than the slowest accrual rate permitted under Code Section 411(b)(1) (C). The determination of the Present Value of Accrued Benefit shall be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the Determination Date except as provided in Code Section 416 and the Regulations thereunder for the first and second plan years of a defined benefit plan.

              (g)   "Top Heavy Group" means an Aggregation
      Group in which, as of the Determination Date, the sum of:

             (1)   the Present Value of Accrued Benefits of Key
                   Employees under all defined benefit plans included in the group, and

             (2) the Aggregate Accounts of Key Employees under all defined contribution plans included in the group exceeds sixty percent (60%) of a similar sum determined for all Participants.

2.3     POWERS AND RESPONSIBILITIES OF THE EMPLOYER

              (a)   The Employer shall be empowered to
        appoint and remove the Trustee and the Administrator from time to time as it deems necessary for the proper administration of the Plan to assure that the Plan is being operated for the exclusive benefit of the Participants and their Beneficiaries in accordance with the terms of the Plan, the Code, and the Act.

              (b) The Employer shall establish a "funding policy and method," i.e., it shall determine whether the Plan has a short run need for liquidity e.g., to pay benefits) or whether liquidity is a long run goal and investment growth (and stability
        of same   is a more current need,  or shall appoint a
        qualified person to do so. The Employer or its delegate shall communicate such needs and goals to the Trustee, who shall coordinate such Plan needs with its investment policy. The communication of such a "funding policy and method" shall not, however, constitute a directive to the Trustee as to investment of the Trust Funds. Such "funding policy and method" shall be consistent with the objectives of this Plan and with the requirements of Title I of the Act.

              (c)   The Employer shall periodically review
      the performance of any Fiduciary or other person to whom duties have been delegated or allocated by it under the provisions of this Plan or pursuant to procedures established hereunder. This requirement may be satisfied by formal periodic review by the Employer or by a qualified person specifically designated by the Employer, through day-to-day conduct and evaluation, or through other appropriate ways.

2.4    DESIGNATION OF ADMINISTRATIVE AUTHORITY

      The Employer shall appoint one or more Administrators.
Any person, including, but not limited to, the Employees of the Employer, shall be eligible to serve as an Administrator. Any person so appointed shall signify his acceptance by filing written acceptance with the Employer. An Administrator may resign by delivering his written resignation to the Employer or be removed by the Employer by delivery of written notice of removal, to take effect at a date specified therein, or upon delivery to the Administrator if no date is specified.

      The Employer, upon the resignation or removal of an Administrator, shall promptly designate in writing a successor to this position. If the Employer does not appoint an Administrator, the Employer will function as the Administrator.

2.5    ALLOCATION AND DELEGATION OF RESPONSIBILITIES

      If more than one person is appointed as Administrator, the responsibilities of each Administrator may be specified by the Employer and accepted in writing by each Administrator. In the event that no such delegation is made by the Employer, the Administrators may allocate the responsibilities among themselves, in which event the Administrators shall notify the Employer and the Trustee in writing of such action and specify the responsibilities of each Administrator. The Trustee thereafter shall accept and rely upon any documents executed by the appropriate Administrator until such time as the Employer or the Administrators file with the Trustee a written revocation of such designation.

2.6   POWERS  AND  DUTIES  OF  THE  ADMINISTRATOR

      The primary responsibility of the Administrator is to administer the Plan for the exclusive benefit of the Participants and their Beneficiaries, subject to the specific terms of the Plan. The Administrator shall administer the Plan in accordance with its terms and shall have the power and discretion to construe the terms of the Plan and to determine all questions arising in connection with the administration, interpretation, and application of the Plan. Any such determination by the Administrator shall be conclusive and binding upon all persons. The Administrator may establish procedures, correct any defect, supply any information, or reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of the Plan; provided, however, that any procedure, discretionary act, interpretation or construction shall be done in a nondiscriminatory manner based upon uniform principles consistently applied and shall be consistent with the intent that the Plan shall continue to be deemed a qualified plan under the terms of Code Section 401(a), and shall comply with the terms of the Act and all regulations issued pursuant thereto. The Administrator shall have all powers necessary or appropriate to accomplish his duties under this Plan.

      The Administrator shall be charged, with the duties of the general administration of the Plan, including, but not limited to, the following:

           (a) the discretion to determine all questions relating to the eligibility of Employees to participate or remain a Participant hereunder and to receive benefits under the Plan;

           (b) to compute, certify, and direct the Trustee with respect to the amount and the kind of benefits to which any Participant shall be entitled hereunder;

           (c) to authorize and direct the Trustee with respect to all nondiscretionary or otherwise directed disbursements from the Trust;

           (d) to maintain all necessary records for the administration of the Plan;

           (a)to interpret the provisions of the Plan and to make and publish such rules for regulation of the Plan as are consistent with the terms hereof;
           (f)   to determine the. size and type of any
      Contract to be purchased from any insurer, and to designate the insurer from which such Contract shall be purchased;

           (g) to compute and certify to the Employer and to the Trustee from time to time the sums of money necessary or desirable to be contributed to the Plan;

           (h) to consult with the Employer and the Trustee regarding the short and long-term liquidity needs of the Plan in order that the Trustee can exercise any investment discretion in a manner designed to accomplish specific objectives;

           (i)   to prepare and implement a procedure to
      notify Eligible Employees that they may elect to have a portion of their Compensation deferred or paid to them in cash;

           (j)   to assist any Participant regarding his
      rights, benefits, or elections available under the Plan.

2.7    RECORDS AND REPORTS

      The Administrator shall keep a record of all actions taken and shall keep all other books of account, records, and other data that may be necessary for proper administration of the Plan and shall be responsible for supplying all information and reports to the Internal Revenue Service, Department of Labor, Participants, Beneficiaries and others as required by law.

2.8    APPOINTMENT OF ADVISERS

      The Administrator, or the Trustee with the consent of the Administrator, may appoint counsel, specialists, advisers, and other persons as the Administrator or the Trustee deems necessary or desirable in connection with the administration of this Plan.

2.9    INFORMATION FROM EMPLOYER

      To enable the Administrator to perform his functions, the Employer shall supply full and timely information to the Administrator on all matters relating to the Compensation of all Participants, their Hours of Service, their Years of Service, their retirement, death, disability, or termination of employment, and such other pertinent facts as the Administrator may require; and the Administrator shall advise the Trustee of such of the foregoing facts as may be pertinent to the Trustee's duties under the Plan. The Administrator may rely upon such information as is supplied by the Employer and shall have no duty or responsibility to verify such information.

2.10   PAYMENT OF EXPENSES

      All expenses of administration may be paid out of the Trust Fund unless paid by the Employer. Such expenses shall include any expenses incident to the functioning of the Administrator, including, but not limited to, fees of accountants, counsel, and other specialists and their agents, and other costs of administering the Plan. Until paid, the expenses shall constitute a liability of the Trust Fund. However, the Employer may reimburse the Trust Fund for any administration expense incurred.

2.11   MAJORITY ACTIONS

      Except where there has been an allocation and delegation of administrative authority pursuant to Section 2.5, if there shall be more than one Administrator, they shall act by a majority of their number, but may authorize one or more of them to sign all papers on their behalf.

2.12   CLAIMS PROCEDURE

      Claims for benefits under the Plan may be filed in writing with the Administrator. Written notice of the disposition of a claim shall be furnished to the claimant within 90 days after the application is filed. In the event the claim is denied, the reasons for the denial shall be specifically set forth in the notice in language calculated to be understood by the claimant, pertinent provisions of the Plan shall be cited, and, where appropriate, an explanation as to how the claimant can perfect the claim will be provided. In addition, the claimant shall be furnished with an explanation of the Plan's claims review procedure.

2.13   CLAIMS REVIEW PROCEDURE

      Any Employee,  former Employee,  or Beneficiary of
either, who has been denied a benefit by a decision of the Administrator pursuant to Section 2.12 shall be entitled to request the Administrator to give further consideration to his claim by filing with the Administrator (on a form which may be obtained from the Administrator) a request for a hearing. Such
request   together with a written statement of the reasons why
the claimant believes his claim should be allowed, shall be filed, with the Administrator no later than 60 days after receipt of the written notification provided for in Section 2.12. The Administrator shall then conduct a hearing within the next 60 days, at which the claimant may be represented by an attorney or any other representative of his choosing and at which the claimant shall have an opportunity to submit written and oral evidence and arguments in support of his claim. At the hearing (or prior thereto upon 5 business days written notice to the Administrator) the claimant or his representative shall have an opportunity to review all documents in the possession of the Administrator which are pertinent to the claim at issue and its disallowance. Either the claimant or the Administrator may cause a court reporter to attend the hearing and record the proceedings. In such event, a complete written transcript of the proceedings shall be furnished to both parties by the court reporter. The full expense of any such court reporter and such transcripts shall be borne by the party causing the court reporter to attend the hearing. A final decision as to the allowance of the claim shall be made by the Administrator within 60 days of receipt of the appeal (unless there has been an extension of 60 days due to special circumstances, provided the delay and the special circumstances occasioning it are communicated to the claimant within the 60 day period). Such communication shall be written in a manner calculated to be understood by the claimant and shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based.

                    ARTICLE III ELIGIBILITY

3.1    CONDITIONS OF ELIGIBILITY

    Any Eligible Employee who has completed 3 Months of
Service and has attained age 21 shall be eligible to participate hereunder as of the date he has satisfied such requirements. However, any Employee who was a Participant in the Plan prior to the effective date of this amendment and restatement shall continue to participate in the Plan. The Employer shall give each prospective Eligible Employee written notice of his eligibility to participate in the Plan prior to the close of the Plan Year in which he first becomes an Eligible Employee.

    For purposes of this Section, an Eligible Employee will be deemed to have completed 3 Months of Service if he is in the employ of the Employer at any time 3 months after his employment commencement date. Employment commencement date shall be the first day that he is entitled to be credited with an Hour of Service for the performance of duty.

3.2     APPLICATION  FOR  PARTICIPATION

      In order to become a Participant hereunder, each Eligible Employee shall make application to the Employer for participation in the Plan and agree to the terms hereof. Upon the acceptance of any benefits under this Plan, such Employee shall automatically be deemed to have made application and shall be bound by the terms and conditions of the Plan and all amendments hereto.

3.3    EFFECTIVE DATE OF PARTICIPATION

      An Eligible Employee shall become a Participant effective as of the first day of the calendar quarter coinciding with or next following the date on which such Employee met the eligibility requirements of Section 3.1, provided said Employee was still employed as of such date (or if not employed on such date, as of the date of rehire if a l-Year Break in Service has not occurred).

3.4    DETERMINATION OF ELIGIBILITY

      The Administrator shall determine the eligibility of each Employee for participation in the Plan based upon information furnished by the Employer. Such determination shall be conclusive and binding upon all persons, as long as the same is made pursuant to the Plan and the Act. Such determination shall be subject to review per Section 2.13.

3.5    TERMINATION OF ELIGIBILITY

           (a) In the event a Participant shall go from a classification of an Eligible Employee to an ineligible Employee, such Former Participant shall continue to vest in his interest in the Plan for each Year of Service completed while a noneligible Employee, until such time as his Participant's Account shall be forfeited or distributed pursuant to the terms of the Plan. Additionally, his interest in the Plan shall continue to share in the earnings of the Trust Fund.

              (b) In the event a Participant is no longer a member of an eligible class of Employees and becomes ineligible to participate but has not incurred a l-Year Break in Service, such Employee will participate immediately upon returning to an eligible class of Employees. If such Participant incurs a l-Year Break in Service, eligibility will be determined under the break in service rules of the Plan.

3.6    OMISSION OF ELIGIBLE EMPLOYEE

      If, in any Plan Year, any Employee who should be included as a Participant in the Plan is erroneously omitted and discovery of such omission is not made until after a contribution by his Employer for the year has been made, the Employer shall make a subsequent contribution with respect to the omitted Employee in the amount which the said Employer would have contributed with respect to him had he not been omitted. Such contribution shall be made regardless of whether or not it is deductible in whole or in part in any taxable year under applicable provisions of the Code.

3.7    INCLUSION OF INELIGIBLE EMPLOYEE

      If, in any Plan Year, any person who should not have been included as a Participant in the Plan is erroneously included and discovery of such incorrect inclusion is not made until after a contribution for the year has been made, the Employer shall not be entitled to recover the contribution made with respect to the ineligible person regardless of whether or not a deduction is allowable with respect to such contribution. In such event, the amount contributed with respect to the ineligible person shall constitute a Forfeiture (except for Deferred Compensation which shall be distributed to the ineligible person) for the Plan Year in which the discovery is made.

3.8    ELECTION NOT TO PARTICIPATE

      An Employee may, subject to the approval of the Employer, elect voluntarily not to participate in the Plan. The election not to participate must be communicated to the Employer, in writing, at least thirty (30) days before the beginning of a Plan Year.

                           ARTICLE IV
                  CONTRIBUTION AND ALLOCATION

4.1    FORMULA FOR DETERMINING EMPLOYER'S CONTRIBUTION

        For each Plan Year, the Employer shall contribute to the Plan:

              (a) The amount of the total salary reduction elections of all Participants made pursuant to
        Section 4.2(a),  which amount shall be deemed an
        Employer's Elective Contribution.

              (b)   On behalf of each Participant who is
        eligible to share in matching contributions for the Plan Year, a discretionary matching contribution equal to a percentage of each such Participant's Deferred Compensation, the exact percentage to be determined each year by the Employer, which amount shall be deemed an Employer's Elective Contribution.

              (c) On behalf of each Non-Highly Compensated Participant who is eligible to share in the Qualified Non-Elective Contribution for the Plan Year, a discretionary Qualified Non-Elective Contribution equal to a percentage of each eligible individual's Compensation, the exact percentage to be determined each year by the Employer. The Employer's Qualified Non-Elective Contribution shall be deemed an Employer's Elective Contribution.

                (d)   A discretionary amount,  which amount
        shall be deemed an Employer's Non-Elective
        Contribution.

              (e) Notwithstanding the foregoing, however, the Employer's contributions for any Plan Year shall not exceed the maximum amount allowable as a deduction to the Employer under the provisions of Code Section 404. All contributions by the Employer shall be made in cash or in such property as is acceptable to the Trustee.

              (f) Except, however, to the extent necessary to provide the top heavy minimum allocations, the Employer shall make a contribution even if it exceeds the amount which is deductible under Code Section 404.

4.2    PARTICIPANT'S SALARY REDUCTION ELECTION

              (a)   Each Participant may elect to defer a
        portion of his Compensation which would have been received in the Plan Year (except for the deferral election) by up to the maximum amount which will not cause the Plan to violate the provisions of Sections 4.5(a) and 4.7, or cause the Plan to exceed the maximum amount allowable as a deduction to the Employer under Code Section 404. A deferral election (or modification of an earlier election) may not be made with respect to Compensation which is currently available on or before the date the Participant executed such election. Each Participant may make a separate deferral election with regard to any bonuses received during the Plan Year.

                  The amount by which Compensation is reduced shall be that Participant's Deferred Compensation and be treated as an Employer Elective Contribution and allocated to that Participant's Elective Account.

                (b)   The balance in each Participant's
        Elective Account shall be fully Vested at all times and shall not be subject to Forfeiture for any reason except as provided for in Sections 4.2(f) and 4.6(a)(1).

                (c)   Amounts held in the Participant's
        Elective Account may not be distributable earlier than:

             (1) a Participant's termination of employment, Total and Permanent Disability, or death;

              (2)   a Participant's attainment of age 59 1/2;

                (3)   the termination of the Plan without the
                establishment or existence of a "successor plan," as that term is described in Regulation
                1.401(k)-l(d) (3;

             (4) The date of disposition by the Employer to an entity that is not an Affiliated Employer of substantially all of the assets (within the meaning of Code Section 409(d) (2)) used in a trade or business of such corporation if such corporation continues to maintain this Plan after the disposition with respect to a Participant who continues employment with the corporation acquiring such assets;

             (5) the date of disposition by the Employer or an Affiliated Employer who maintains the Plan of its interest in a subsidiary. (within the meaning of Code Section 409(d)(3)) to an entity which is not an Affiliated Employer but only with respect to a Participant who continues employment with such subsidiary; or

             (6)   the proven financial hardship of a
             Participant,  subject to the limitations of
             Section 6.10.

              (d)   For each Plan Year beginning after
        December 31, 1987, a Participant's Deferred Compensation made under this Plan and all other plans, contracts or arrangements of the Employer maintaining this Plan shall not exceed, during any taxable year of the Participant, the limitation imposed by Code Section 402(g), as in effect at the beginning of such taxable year. If such dollar limitation is exceeded, a Participant will be deemed to have notified the Administrator of such excess amount which shall be distributed in a manner consistent with Section 4.2(f). The dollar limitation shall be adjusted annually pursuant to the method provided in Code Section 415(d) in accordance with Regulations.

              (e) In the event a Participant has received a hardship distribution from his Participant's Elective Account pursuant to Section 6.10 or pursuant to Regulation 1.401(k)-l(d)(2) iv) (B) from any other plan maintained by the Employer, then such Participant shall not be permitted to elect to have Deferred Compensation contributed to the Plan on his behalf for a period of twelve (12) months following the receipt of the distribution. Furthermore, the dollar limitation under Code Section 402(g) shall be reduced, with respect to the Participant's taxable year following the taxable year in which the hardship distribution was made, by the amount of such Participant's Deferred Compensation, if any, pursuant to this Plan (and any other plan maintained by the Employer) for the taxable year of the hardship distribution.

        (f) If a Participant's Deferred Compensation under this Plan together with any elective deferrals
        (as defined in Regulation 1.402(g)-l(b)) under another qualified cash or deferred arrangement (as defined in Code Section 401(k)), a simplified employee pension (as defined in Code Section 408(k)), a salary reduction arrangement (within the meaning of Code Section
        3121(a) (5)(D)), a deferred compensation plan under Code Section 457, or a trust described in Code
        Section 501(c) (18) cumulatively exceed the limitation imposed by Code Section 402(g) (as adjusted annually in accordance with the method provided in Code Section 415(d) pursuant to Regulations) for such Participant's taxable year, the Participant may, not later than March 1 following the close of the Participant's taxable year, notify the Administrator in writing of such excess and request that his Deferred Compensation under this Plan be reduced by an amount specified by the Participant. In such event, the Administrator may direct the Trustee to distribute such excess amount(and any Income allocable to such excess amount) to the Participant not later than the first April 15th following the close of the Participant's taxable year. Distributions in accordance with this paragraph may be made for any taxable year of the Participant which begins after December 31, 1986. Any distribution of less than the entire amount of Excess Deferred Compensation and Income shall be treated as a pro rata distribution of Excess Deferred Compensation and Income. The amount distributed shall not exceed the Participant's Deferred Compensation under the Plan for the taxable year. Any distribution on or before the last day of the Participant's taxable year must satisfy each of the following conditions:

             (1)   the distribution must be made after the
             date on which the Plan received the Excess
             Deferred Compensation;

             (2)   the Participant shall designate the
             distribution as Excess Deferred Compensation;
             and

             (3) the Plan must designate the distribution as a distribution of Excess Deferred Compensation.

                Matching contributions which relate to Excess
      Deferred Compensation which is distributed pursuant to this Section 4.2(f) shall be forfeited.

           (g) Notwithstanding Section 4.2(f) above, a Participant's Excess Deferred Compensation shall be reduced, but not below zero, by any distribution of Excess Contributions pursuant to Section 4.6(a) for the Plan Year beginning with or within the taxable year of the Participant.

              (h) At Normal Retirement Date, or such other date when the Participant shall be entitled to receive benefits, the fair market value of the Participant's Elective Account shall be used to provide additional benefits to the Participant or his Beneficiary.

              (i)   All amounts allocated to a Participant's
      Elective Account may be treated as a Directed
      Investment Account pursuant to Section 4.10.

              (j)   Employer Elective Contributions made
      pursuant to this Section may be segregated into a separate account for each Participant in a federally insured savings account, certificate of deposit in a bank or savings and loan association, money market certificate, or other short-term debt security acceptable to the Trustee until such time as the allocations pursuant to Section 4.4 have been made.

              (k) The Employer and the Administrator shall implement the salary reduction elections provided for herein in accordance with the following:

             (1) A Participant may commence making elective deferrals to the Plan only after first satisfying the eligibility and participation requirements specified in Article III. However, the Participant must make his initial salary deferral election within a reasonable time, not to exceed thirty (30) days, after entering the Plan pursuant to Section 3.3. If the Participant fails to make an initial salary deferral election within such time, then such Participant may thereafter make an election in accordance with the rules governing modifications. The Participant shall make such an election by entering into a written salary reduction agreement with the Employer and filing such agreement with the Administrator. Such election shall initially be effective beginning with the pay period following the acceptance of the salary reduction agreement by the Administrator, shall not have retroactive effect and shall remain in force until revoked.

             (2) A Participant may modify a prior election during the Plan Year and concurrently make a new election by filing a written notice with the Administrator within a reasonable time before the pay period for which such modification is to be effective. However, modifications to a salary' deferral election shall only be permitted quarterly, during election periods established by the Administrator prior to the first day of each Plan Year quarter. Any modification shall not have retroactive effect and shall remain in force until revoked.

             (3) A Participant may elect to prospectively revoke his salary reduction agreement in its entirety at any time during the Plan Year by providing the Administrator with thirty (30) days written notice of such revocation (or upon such shorter notice period as may be acceptable to the Administrator). Such revocation shall become effective as of the beginning of the first pay period coincident with or next following the expiration of the notice period. Furthermore, the termination of the Participant's employment, or the cessation of participation for any reason, shall be deemed to revoke any salary reduction agreement then in effect, effective immediately following the close of the pay period within which such termination or cessation occurs.

4.3    TIME OF PAYMENT OF EMPLOYER'S CONTRIBUTION

      The Employer shall generally pay to the Trustee its contribution to the Plan for each Plan Year within the time prescribed by law, including extensions of time, for the filing of the Employer's federal income tax return for the Fiscal Year.

      However, Employer Elective Contributions accumulated through payroll deductions shall be paid to the Trustee as of the earliest date on which such contributions can reasonably be segregated from the Employer's general assets, but in any event within ninety (90) days from the date on which such amounts would otherwise have been payable to the Participant in cash.
The provisions of Department of Labor regulations 2510.3-102 are incorporated herein by reference. Furthermore, any additional Employer contributions which are allocable to the Participant's Elective Account for a Plan Year shall be paid to the Plan no later than the twelve-month period immediately following the close of such Plan Year.

4.4    ALLOCATION OF CONTRIBUTION AND EARNINGS

           (a)   The Administrator shall establish and
      maintain an account in the name of each Participant to which the Administrator shall credit as of each Anniversary Date all amounts allocated to each such Participant as set forth herein.

           (b) The Employer shall provide the Administrator with all information required by the Administrator to make a proper allocation of the Employer's contributions for each Plan Year. Within a reasonable period of time after the date of receipt by the Administrator of such information, the Administrator shall allocate such contribution as follows:

              (1) With respect to the Employer's Elective Contribution made pursuant to Section 4.1(a), to each Participant's Elective Account in an amount equal to each such Participant's Deferred Compensation for the year.

             (2)   With respect to the Employer's Elective
             Contribution made pursuant to Section 4.1(b), to each Participant's Elective Account in accordance with Section 4.1(b).

             Any Participant actively employed during the Plan Year shall be eligible to share in the matching contribution for the Plan Year.

             (3) With respect to the Employer's Qualified Non-Elective Contribution made pursuant to
             Section 4.1 c), to each Participant's Elective Account in accordance with Section 4.1(c).

             Only Non-Highly Compensated Participants who are actively employed on the last day of the Plan Year shall be eligible to share in the Qualified Non-Elective Contribution for the year. In addition, the Administrative Committee may establish other non-discriminatory criteria on an annual basis, for the purpose of deciding which Employees will be eligible to share in the Qualified Non-Elective Contribution for any such year.

             (4) With respect to the Employer's Non-Elective Contribution made pursuant to Section
             4.1(d), to each Participant's Account in the same proportion that each such Participant's Compensation for the year bears to the total Compensation of all Participants for such year.

             Only Participants who are actively employed on the last day of the Plan Year shall be eligible to share in the discretionary contribution for the year.

             (a) For any Top Heavy Plan Year, Non-Key Employees not otherwise eligible to share in the allocation of contributions as provided above, shall receive the minimum allocation provided for in
                     Section 4.4(f)  if eligible pursuant to
                     the provisions of Section 4.4 (h).

             (d)   Participants who 'are not actively
             employed on the last day of the Plan Year due to Retirement (Normal or Late), Total and Permanent Disability or death shall share in the allocation of contributions for that Plan Year only if otherwise eligible in accordance with this Section.

              (a)As of each Anniversary Date or other
      valuation date, before the current valuation period allocation of Employer contributions and after allocation of Forfeitures, any earnings or losses
      (net appreciation or net depreciation)  of the Trust
      Fund shall be allocated in the same proportion that each Participant's and Former Participant's nonsegregated accounts bear to the total of all Participants' and Former Participants' nonsegregated accounts as of such date.

              Participants' transfers from other qualified plans deposited in the general Trust Fund shall share in any earnings and losses (net appreciation or net depreciation) of the Trust Fund in the same manner provided above. Each segregated account maintained on behalf of a Participant shall be credited or charged with its separate earnings and losses.

             (f) Minimum Allocations Required for Top Heavy Plan Years: Notwithstanding the foregoing, for any Top Heavy Plan Year, the sum of the Employer's contributions allocated to the Participant's Combined Account of each Non-Key Employee shall be equal to at least three percent (3%) of such Non-Key Employee's "415 Compensation" (reduced by contributions and forfeitures, if any, allocated to each Non-Key Employee in any defined contribution plan included with this plan in a Required Aggregation Group). However, if
                (1)  the sum of the Employer's contributions
      allocated to the Participant's Combined Account of each Key Employee for such Top Heavy Plan Year is less than three percent (3%) of each Key Employee's "415 Compensation" and (2) this Plan is not required to be included in an Aggregation Group to enable a defined benefit plan to meet the requirements of Code Section 401(a) (4) or 410, the sum of the Employer's contributions allocated to the Participant's Combined Account of each Non-Key Employee shall be equal to the largest percentage allocated to the Participant's Combined Account of any Key Employee. However, in determining whether a Non-Key Employee has received the required minimum allocation, such Non-Key Employee's Deferred Compensation and matching contributions needed to satisfy the "Actual Deferral Percentage" tests pursuant to Section 4.5(a) shall not be taken into account.

                   However, no such minimum allocation shall be required in this Plan for any Non-Key Employee who participates in another defined contribution plan subject to Code Section 412 providing such benefits included with this Plan in a Required Aggregation Group.

                (g) For purposes of the minimum allocations set forth above, the percentage allocated to the Participant's Combined Account of any Key Employee shall be equal to the ratio of the sum of the Employer's contributions allocated on behalf of such Key Employee divided by the "415 Compensation" for such Key Employee.

              (h) For any Top Heavy Plan Year, the minimum allocations set forth above shall be allocated to the Participant's Combined Account of all Non-Key Employees who are Participants and who are employed by the Employer on the last day of the Plan Year, including Non-Key Employees who have (1) failed to complete a Year of Service; and (2) declined to make mandatory contributions (if required) or, in the case of a cash or deferred arrangement, elective contributions to the Plan.

             (i) For the purposes of this Section, "415 Compensation" shall be limited to $200,000. Such amount shall be adjusted at the same time and in the same manner as permitted under Code Section 415(d), except that the dollar increase in effect on January 1 of any calendar year shall be effective for the Plan Year beginning with or within such calendar year and the' first adjustment to the $200,000 limitation shall be effective on January 1, 1990. For any short Plan Year the "415 Compensation" limit shall be an amount equal to the "415 Compensation" limit for the calendar year in which the Plan Year begins multiplied by the ratio obtained by dividing the number of full months in the short Plan Year by twelve (12). However, for Plan Years beginning prior to January 1, 1989, the $200,000 limit shall apply only for Top Heavy Plan Years and shall not be adjusted.

             In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Code Section 401(a)(17)(B). The cost of living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

                   For Plan Years beginning on or after
             January 1, 1994, any reference in this Plan to the limitation under Code Section 401(a)(17) shall mean the OBRA '93 annual compensation limit set forth in this provision.

                   If Compensation for any prior
        determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

              (j)   Notwithstanding anything herein to the
        contrary, Participants who terminated employment for any reason during the Plan Year shall share in the salary reduction contributions made by the Employer for the year of termination without regard to the Hours of Service credited.

              (k)   If a Former Participant is reemployed
        after five (5) consecutive l-Year Breaks in Service, then separate accounts shall be maintained as follows:

             (1)   one account for nonforfeitable benefits
             attributable to pre-break service;  and

             (2) one account representing his status in the Plan attributable to post-break service.

           (1) Notwithstanding anything to the contrary, for Plan Years beginning after December 31, 1989, if this is a Plan that would otherwise fail to meet the requirements of Code Sections 401(a){26), 410(b) (1) or 410 (b)(2)(A)(i) and the Regulations thereunder because Employer contributions would not be allocated to a sufficient number or percentage of Participants for a Plan Year, then the following rules shall apply:

             (1)   The group of Participants eligible to
             share in the Employer's contribution for the Plan Year shall be expanded to include the minimum number of Participants who would not otherwise be eligible as are necessary to satisfy the applicable test specified above. The specific Participants who shall become eligible under the terms of this paragraph shall be those who are actively employed on the last day of the Plan Year and, when compared to similarly situated Participants, have completed the greatest number of Hours of Service in the Plan Year.

             (2)   If after application of paragraph  (1)
             above, the applicable test is still not
             satisfied, then the group of Participants eligible to share in the Employer's contribution for the Plan Year shall be further expanded to include the minimum number of Participants who are not actively employed on the last day of the Plan Year as are necessary to satisfy the applicable test. The specific Participants who shall become eligible to share shall be those Participants, when compared to similarly situated Participants, who have completed the greatest number of Hours of Service in the Plan Year before terminating employment.

             (3) Nothing in this Section shall permit the reduction of a Participant's accrued benefit. Therefore any amounts that have previously been allocated to Participants may not be reallocated to satisfy these requirements. In such event, the Employer shall make an additional contribution equal to the amount such affected Participants would have received had they been included in the allocations, even if it exceeds the amount which would be deductible under Code
             Section 404. Any adjustment to the allocations pursuant to this paragraph shall be considered a retroactive amendment adopted by the last day of the Plan Year.

4.5    ACTUAL DEFERRAL PERCENTAGE TESTS

              (a) Maximum Annual Allocation: For each Plan Year beginning after December 31, 1986, the annual allocation derived from Employer Elective Contributions to a Participant's Elective Account shall satisfy one of the following tests:

             (1) The "Actual Deferral Percentage" for the Highly Compensated Participant group shall not be more than the "Actual Deferral Percentage" of the Non-Highly Compensated Participant group multiplied by 1.25, or

             (2)   The excess of the "Actual Deferral
             Percentage"  for the Highly Compensated
             Participant group over the "Actual Deferral
             Percentage"  for the Non-Highly Compensated
             Participant group shall not be more than two percentage points. Additionally, the "Actual Deferral Percentage" for the Highly Compensated Participant group shall not exceed the "Actual Deferral Percentage" for the Non-Highly Compensated Participant group multiplied by 2. The provisions of Code Section 401(k)(3) and Regulation 1.401(k)-l(b) are incorporated herein by reference.

             However, for Plan Years beginning after December 31, 1988, in order to prevent the multiple use of the alternative method described in (2) above and in Code Section 401(m) (9)
             (A), any Highly Compensated Participant eligible to make elective deferrals pursuant to Section
             4.2 and to make Employee contributions or to receive matching contributions under any other plan maintained by the Employer or an Affiliated Employer shall have his actual contribution ratio reduced pursuant to Regulation 1.401(m)-2, the provisions of which are incorporated herein by reference.

              (b) For the purposes of this Section "Actual Deferral Percentage" means, with respect to the Highly Compensated Participant group and Non-Highly Compensated Participant group for a Plan Year, the average of the ratios, calculated separately for each Participant in such group, of the amount of Employer Elective Contributions allocated to each Participant's Elective Account for such Plan Year, to such Participant's "414(s) Compensation" for such Plan Year. The actual deferral ratio for each Participant and the "Actual Deferral Percentage" for each group shall be calculated to the nearest one-hundredth of one percent for Plan Years beginning after December 31, 1988. Employer Elective Contributions allocated to each Non-Highly Compensated Participant's Elective Account shall be reduced by Excess Deferred Compensation to the extent such excess amounts are made under this Plan or any other plan maintained by the Employer and any matching contributions which relate to such Excess Deferred Compensation.

                (c)   For the purpose of determining the
      actual deferral ratio of a Highly Compensated Employee who is subject to the Family Member aggregation rules of Code Section 414(q)(6) because such Participant is either a "five percent owner" of the Employer or one of the ten (10) Highly Compensated Employees paid the greatest "415 Compensation" during the year, the following shall apply:

             (1) The combined actual deferral ratio for the family group (which shall be treated as one Highly Compensated Participant) shall be determined by aggregating Employer Elective Contributions and "414(s) Compensation" of all eligible Family Members (including Highly Compensated Participants). However, in applying the $200,000 limit to "414(s) Compensation," for Plan Years beginning after December 31, 1988, Family Members shall include only the affected Employee's spouse and any lineal descendants who have not attained age 19 before the close of the Plan Year. Notwithstanding the foregoing, with respect to Plan Years beginning prior to
             January 1,  9990,  compliance with the
             Regulations then in effect shall be deemed to be compliance with this paragraph.

             (2) The Employer Elective Contributions and "414(s) Compensation" of all Family Members
             shall be disregarded for purposes of determining the "Actual Deferral Percentage" of the Non-Highly Compensated Participant group except to the extent taken into account in paragraph  (1)
             above.

             (3)   If a Participant is required to be
             aggregated as a member of more than one family group in a plan, all Participants who are members of those family groups that include the Participant are aggregated as one family group in accordance with paragraphs (1) and (2) above.

              (d) For the purposes of Sections 4.5(a) and 4.6, a Highly Compensated Participant and a Non-Highly Compensated Participant shall include any Employee eligible to make a deferral election pursuant to
      Section 4.2, whether or not such deferral election was made or suspended pursuant to Section 4.2.

              (e) For the purposes of this Section and Code Sections 401(a)(4), 410(b) and 401(k), if two or more plans which include cash or deferred arrangements are considered one plan for the purposes of Code
      Section 401(a) (4) or 410(b) (other than Code Section 410(b) (2)(A)(ii) as in effect for Plan Years beginning after December 31, 1988), the cash or deferred arrangements included in such plans shall be treated as one arrangement. In addition, two or more cash or deferred arrangements may be considered as a single arrangement for purposes of determining whether or not such arrangements satisfy Code Sections 401(a)
      (4) 410(b) and 401(k). In such a case, the cash or deferred arrangements included in such plans and the plans including such arrangements shall be treated as one arrangement and as one plan for purposes of this Section and Code Sections 401(a) (4), 410(b) and 401(k). Plans may be aggregated under this paragraph
      (e) for Plan Years beginning after December 31, 1989 only if they have the same plan year.

              Notwithstanding the above, for Plan Years beginning after December 31, 1988, an employee stock ownership plan described in Code Section 4975(e) (7) or 409 may not be combined with this Plan for purposes of determining whether the employee stock ownership plan or this Plan satisfies this Section and Code Sections 401(a) (4), 410(b) and 401(k).
              (f) For the purposes of this Section, if a Highly Compensated Participant is a Participant under two or more cash or deferred arrangements (other than a cash or deferred arrangement which is part of an employee stock ownership plan as defined in Code
      Section 4975(e)(7) or 409 for Plan Years beginning after December 31, 1988) of the Employer or an Affiliated Employer, all such cash or deferred arrangements shall be treated as one cash or deferred arrangement for the purpose of determining the actual deferral ratio with respect to such Highly Compensated Participant. However, for Plan Years beginning after December 31, 1988, if the cash or deferred arrangements have different plan years, this paragraph shall be applied by treating all cash or deferred arrangements ending with or within the same calendar year as a single arrangement.

4.6    ADJUSTMENT TO ACTUAL DEFERRAL PERCENTAGE TESTS

      In the event that the initial allocations of the Employer's Elective Contributions made pursuant to Section 4.4 do not satisfy one of the tests set forth in Section 4.5(a) for Plan Years beginning after December 31, 1986, the Administrator shall adjust Excess Contributions pursuant to the options set forth below:

              (a)   On or before the fifteenth day of the
      third month following the end of each Plan Year, the Highly Compensated Participant having the highest actual deferral ratio shall have his portion of Excess Contributions distributed to him until one of the tests set forth in Section 4.5(a) is satisfied, or until his actual deferral ratio equals the actual deferral ratio of the Highly Compensated Participant having the second highest actual deferral ratio. This process shall continue until one of the tests set forth in
      Section 4.5(a) is satisfied. For each Highly Compensated Participant, the amount of Excess Contributions is equal to the Elective Contributions on behalf of such Highly Compensated Participant (determined prior to the application of this paragraph) minus the amount determined by multiplying the Highly Compensated Participant's actual deferral ratio (determined after application of this paragraph) by his "414(s) Compensation." However, in determining the amount of Excess Contributions to be distributed with respect to an affected Highly Compensated Participant as determined herein, such amount shall be reduced by any Excess Deferred Compensation previously distributed to such affected Highly Compensated Participant for his taxable year ending with or within such Plan Year and any matching contributions which relate to such Excess Deferred Compensation.

 (1)   With respect to the distribution of Excess
 Contributions pursuant to  (a)  above,  such distribution:

      (i) may be postponed but not later than the close of the Plan Year following the Plan Year to which they are allocable;

      (ii) shall cause matching contributions which relate to such Deferred Compensation to be forfeited;

      (iii)  shall be adjusted for Income; and

      (iv) shall be designated by the Employer as a distribution of Excess Contributions (and Income).

 (2) Any distribution of less than the entire amount of Excess Contributions shall be treated as a pro rata distribution of Excess Contributions and Income.

 (3) The determination and correction of Excess Contributions of a Highly Compensated Participant whose actual deferral ratio is determined under the family aggregation rules shall be accomplished by reducing the actual deferral ratio as required herein, and the Excess Contributions for the family unit shall then be allocated among the Family Members in proportion to the Elective Contributions of each Family Member that were combined to determine the group actual deferral ratio. Notwithstanding the foregoing, with respect to Plan Years beginning prior to January 1, 1990, compliance with the Regulations then in effect shall be deemed to be compliance with this paragraph.

 (b) Within twelve (12) months after the end of the Plan Year, the Employer may make a special Qualified Non-Elective Contribution on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in
Section 4.5(a). Such contribution shall be allocated to the Participant's Elective Account of each Non-Highly Compensated Participant in the same proportion that each Non-Highly Compensated Participant's Compensation for the year bears to the total Compensation of all Non-Highly Compensated Participants.

              (c)   If during a Plan Year the projected
      aggregate amount of Elective Contributions to be allocated to all Highly Compensated Participants under this Plan would, by virtue of the tests set forth in
      Section 4.5(a), cause the Plan to fail such tests, then the Administrator may automatically reduce proportionately or in the order provided in Section 4.6(a) each affected Highly Compensated Participant's deferral election made pursuant to Section 4.2 by an amount necessary to satisfy one of the tests set forth in Section 4.5(a).

4.7    MAXIMUM ANNUAL ADDITIONS

           (a) Notwithstanding the foregoing, the maximum "annual additions" credited to a Participant's accounts for any "limitation year" shall equal the lesser of:
      (1) $30,000 (or, if greater, one-fourth of the dollar limitation in effect under Code Section 415(b)
      (1) (A)) or (2) twenty-five percent (25%) of the Participant's "415 Compensation" for such "limitation year." For any short "limitation year," the dollar limitation in (1) above shall be reduced by a fraction, the numerator of which is the number of full months in the short "limitation year" and the denominator of which is twelve (12).

           (b) For purposes of applying the limitations of Code Section 415, "annual additions" means the sum credited to a Participant's accounts for any "limitation year" of (1) Employer contributions, (2) Employee contributions, (3) forfeitures,
      (4) amounts allocated, after March 31, 1984, to an individual medical account, as defined in Code Section 415(1) (2) which is part of a pension or annuity plan maintained by the Employer and (5) amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee
      (as defined in Code Section 419A(d)(3)) under a welfare benefit plan (as defined in Code Section 419(e)) maintained by the Employer. Except, however, the "415 Compensation" percentage limitation referred to in paragraph (a) 2) above shall not apply to:
      (1) any contribution for medical benefits (within the meaning of Code Section 419A(f)(2)) after separation from service which is otherwise treated as an "annual addition," or (2) any amount otherwise treated as an "annual addition" under Code Section 415(1)(1).

                   (c)   For purposes of applying the
             limitations of Code Section 415, the transfer of funds from one qualified plan to another is not an "annual addition." In addition, the following are not Employee contributions for the purposes of Section 4.7(b)(2): (1) rollover contributions (as defined in Code Sections 402(a) (5), 403(a) (4), 403(b) (8) and
             408(d)(3)); (2) repayments of loans made to a Participant from the Plan; (3) repayments of distributions received by an Employee pursuant to Code Section 411(a) (7)(B) (cash-outs); (4) repayments of distributions received by an Employee pursuant to Code Section 411(a) (3) (D) (mandatory contributions); and (5) Employee contributions to a simplified employee pension excludable from gross income under Code Section 408(k) 6).

                     d)   For purposes of applying the
             limitations of Code Section 415,  the
             "limitation year" shall be the Plan Year.

                   (e)   The dollar limitation under Code
             Section 415(b) (1)(A)  stated in paragraph  (a)
             (1)  above shall be adjusted annually as
             provided in Code Section 415(d) pursuant to the Regulations. The adjusted limitation is effective as of January 1st of each calendar year and is applicable to "limitation years" ending with or within that calendar year.

                   (f)   For the purpose of this Section,
             all qualified defined benefit plans (whether terminated or not) ever maintained by the Employer shall be treated as one defined benefit plan, and all qualified defined contribution plans (whether terminated or not) ever maintained by the Employer shall be treated as one defined contribution plan.

                     (g)   For the purpose of this Section,
             if the Employer is a member of a controlled group of corporations, trades or businesses under common control (as defined by Code Section 1563(a) or Code Section 414(b) and (c) as modified by Code Section 415(h)), is a member of an affiliated service group (as defined by Code Section 414(m)), or is a member of a group of entities required to be aggregated pursuant to Regulations under Code Section 414(0), all Employees of such Employers shall be considered to be employed by a single Employer.

              (h) For the purpose of this Section, if this Plan is a Code Section 413(c) plan, all Employers of a Participant who maintain this Plan will be considered to be a single Employer.

              (i) (1)   If a Participant participates in more
        than one defined contribution plan maintained by the Employer which have different Anniversary Dates, the maximum "annual additions" under this Plan shall equal the maximum "annual additions" for the "limitation year" minus any "annual additions" previously credited to such Participant's accounts during the "limitation year."

             (2) If a Participant participates in both a defined contribution plan subject to Code
             Section 412 and a defined contribution plan not subject to Code Section 412 maintained by the Employer which have the same Anniversary Date, "annual additions" will be credited to the Participant's accounts under the defined contribution plan subject to Code Section 412 prior to crediting "annual additions" to the Participant's accounts under the defined contribution plan not subject to Code Section 412.

             (3    If a Participant participates in more than
             one defined contribution plan not subject to Code Section 412 maintained by the Employer which have the same Anniversary Date, the maximum "annual additions" under this Plan shall equal the product of (A) the maximum "annual additions" for the "limitation year" minus any "annual additions" previously credited under subparagraphs (1) or (2) above, multiplied by a fraction (i) the numerator of which is the "annual additions" which would be credited to such Participant's accounts under this Plan without regard to the limitations of Code
             Section 415 and (ii) the denominator of which is such "annual additions" for all plans described in this subparagraph.

              (j)   If an Employee is  (or has been)  a
        Participant in one or more defined benefit plans and one or more defined contribution plans maintained by the Employer, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any "limitation year" may not exceed 1.0.

              (k) The defined benefit plan fraction for any "limitation year" is a fraction, the numerator of which is the sum of the Participant's projected annual benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 125 percent of the dollar limitation determined for the "limitation year" under Code Sections 41B(b) and (d) or 140 percent of the highest average compensation, including any adjustments under Code
        Section 415(b).

              Notwithstanding the above, if the Participant was a Participant as of the first day of the first "limitation year" beginning after
              December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last "limitation year" beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code Section 415 for all "limitation years" beginning before January 1, 1987.

              (1)   The defined contribution plan fraction
        for any "limitation year" is a fraction, the numerator of which is the sum of the annual additions to the Participant's Account under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior "limitation years" (including the annual additions attributable to the Participant's nondeductible Employee contributions to all defined benefit plans, whether or not terminated, maintained by the Employer, and the annual additions attributable to all welfare benefit funds, as defined in Code Section 419(e), and individual medical accounts, as defined in Code Section 415(1)(2), maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior "limitation years" of service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount in any "limitation year" is the lesser of 125 percent of the dollar limitation determined under Code Sections 415(b) and (d) in effect under Code Section 415(c) (1) (A) or 35 percent of the Participant's Compensation for such year.

              If the Employee was a Participant as of the end of the first day of the first "limitation year" beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of
              (1)  the excess of the sum of the fractions
        over 1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last "limitation year" beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the Code Section 415 limitation applicable to the first "limitation year" beginning on or after January 1, 1987. The annual addition for any "limitation year" beginning before January 1, 1987 shall not be recomputed to treat all Employee contributions as annual additions.

              (m) Notwithstanding the foregoing, for any "limitation year" in which the Plan is a Top Heavy Plan, 100 percent shall be substituted for 125 percent in Sections 4.7(k) and 4.7(1) unless the extra minimum allocation is being provided pursuant to Section 4.4. However, for any "limitation year" in which the Plan is a Super Top Heavy Plan, 100 percent shall be substituted for 125 percent in any event.

               (n)   Notwithstanding anything contained in
        this Section to the contrary, the limitations, adjustments and other requirements prescribed in this Section shall at all times comply with the provisions of Code Section 41S and the Regulations thereunder, the terms of which are specifically incorporated herein by reference.

4.8    ADJUSTMENT FOR EXCESSIVE ANNUAL ADDITIONS

              (a) If, as a result of a reasonable error in estimating a Participant's Compensation, a reasonable error in determining the amount of elective deferrals (within the meaning of Code Section 402(g)(3)) that may be made with respect to any Participant under the limits of Section 4.7 or other facts and circumstances to which Regulation 1.415-6(b)(6) shall be applicable, the "annual additions" under this Plan would cause the maximum "annual additions" to be exceeded for any Participant, the Administrator shall (1) distribute any elective deferrals (within the meaning of Code
      Section 402(g) (3)) or return any voluntary Employee contributions credited for the "limitation year" to the extent that the return would reduce the "excess amount" in the Participant's accounts (2) hold any "excess amount" remaining after the return of any elective deferrals or voluntary Employee contributions in a "Section 415 suspense account" (3) use the "Section 415 suspense account" in the next "limitation year" (and succeeding "limitation years" if necessary) to reduce Employer contributions for that Participant if that Participant is covered by the Plan as of the end of the "limitation year," or if the Participant is not so covered, allocate and reallocate the "Section 415 suspense account" in the next "limitation year" (and succeeding "limitation years" if necessary) to all Participants in the Plan before any Employer or Employee contributions which would constitute "annual additions" are made to the Plan for such "limitation year" (4) reduce Employer contributions to the Plan 'for such "limitation year" by the amount of the "Section 415 suspense account" allocated and reallocated during such "limitation year."

              (b)   For purposes of this Article,  "excess
      amount"  for any Participant for a "limitation year"
      shall mean the excess,  if any,  of  (1   the "annual
      additions" which would be credited to his account under the terms of the Plan without regard to the limitations of Code Section 415 over (2) the maximum "annual additions" determined pursuant to Section 4.7. (c)
      For purposes of this Section, "Section 415 suspense account" shall mean an unallocated account equal to the sum of "excess amounts" for all Participants in the Plan during the "limitation year." The "Section 415 suspense account" shall not share in any earnings or losses of the Trust Fund.

4.9   TRANSFERS FROM QUALIFIED PLANS

              (a)   With the consent of the Administrator,
      amounts may be transferred from other qualified plans by Participants, provided that the trust from which such funds are transferred permits the transfer to be made and the transfer will not jeopardize the tax exempt status of the Plan or Trust or create adverse tax consequences for the Employer. The amounts transferred shall be set up in a separate account herein referred to as a "Participant's Rollover
      Account." Such account shall be fully Vested at all times and shall not be subject to Forfeiture for any reason.

           (b) Amounts in a Participant's Rollover Account shall be held by the Trustee pursuant to the provisions of this Plan and may not be withdrawn by, or distributed to the Participant, in whole or in part, except as provided in paragraphs (c) and (d) of this Section.

      (c) Except as permitted by Regulations (including Regulation 1.411(d)-4), amounts attributable to elective contributions (as defined in Regulation
      1.401(k)-l(g) (3))   including amounts treated as
      elective contributions, which are transferred from another qualified plan in a plan-to-plan transfer shall be subject to the distribution limitations provided for in Regulation 1.401(k)-l(d).

           (d) At Normal Retirement Date, or such other date when the Participant or his Beneficiary shall be entitled to receive benefits, the fair market value of the Participant's Rollover Account shall be used to provide additional benefits to the Participant or his Beneficiary. Any distributions of amounts held in a Participant's Rollover Account shall be made in a manner which is consistent with and satisfies the provisions of Section 6.5, including, but not limited to, all notice and consent requirements of Code
      Section 411(a) (11) and the Regulations thereunder. Furthermore, such amounts shall be considered as part of a Participant's benefit in determining whether an involuntary cash-out of benefits without Participant consent may be made.

              (e)   The Administrator may direct that
      employee transfers made after a valuation date be segregated into a separate account for each Participant in a federally insured savings account, certificate of deposit in a bank or savings and loan association, money market certificate, or other short term debt security acceptable to the Trustee until such time as the allocations pursuant to this Plan have been made, at which time they may remain segregated or be invested as part of the general Trust Fund, to be determined by the Administrator.

              (f)   All amounts allocated to a Participant's
      Rollover Account may be treated as a Directed
      Investment Account pursuant to Section 4.10.

           (g) For purposes of this Section, the term "qualified plan" shall mean any tax qualified plan under Code Section 401(a). The term "amounts transferred from other qualified plans" shall mean:
      (i) amounts transferred to this Plan directly from another qualified plan; (ii) distributions from another qualified plan which are eligible rollover distributions and which are either transferred by the Employee to this Plan within sixty (60) days following his receipt thereof or are transferred pursuant to a direct rollover; (iii) amounts transferred to this Plan from a conduit individual retirement account provided that the conduit individual retirement account has no assets other than assets which (A) were previously distributed to the Employee by another qualified plan as a lump-sum distribution
      (B) were eligible for tax-free rollover to a qualified plan and (C) were deposited in such conduit individual retirement account within sixty 60) days of receipt thereof and other than earnings on said assets; and (-iv) amounts distributed to the Employee from a conduit individual retirement account meeting the requirements of clause (iii) above, and transferred by the Employee to this Plan within sixty
      (60) days of his receipt thereof from such conduit individual retirement account.

           (h) Prior to accepting any transfers to which this Section applies, the Administrator may require the Employee to establish that the amounts to be transferred to this Plan meet the requirements of this Section and may also require the Employee to provide an opinion of counsel satisfactory to the Employer that the amounts to be transferred meet the requirements of this Section.

           (i) This Plan shall not accept any direct or indirect transfers (as that term is defined and interpreted under Code Section 401(a)(11) and the Regulations thereunder) from a defined benefit plan, money purchase plan (including a target benefit plan), stock bonus or profit sharing plan which would otherwise have provided for a life annuity form of payment to the Participant.

           (j)   Notwithstanding anything herein to the
      contrary, a transfer directly to this Plan from another. qualified plan (or a transaction having the effect of such a transfer) shall only be permitted if it will not result in the elimination or reduction of any "Section 411(d) (6) protected benefit" as described in Section 8.1.

4.10    DIRECTED  INVESTMENT  ACCOUNT

              (a)   The Administrator,  in his sole
      discretion, may determine that all Participants be permitted to direct the Trustee as to the investment of all or a portion of the interest in any one 'or more of their individual account balances. If such authorization is given, Participants may, subject to a procedure established by the Administrator and applied in a uniform nondiscriminatory manner, direct the Trustee in writing to invest any portion of their account in specific assets, specific funds or other investments permitted under the Plan and the directed investment procedure. That portion of the account of any Participant so directing will thereupon be considered a Directed Investment Account, which shall not share in Trust Fund earnings.

              (b)   A separate Directed Investment Account
      shall be established for each Participant who has directed an investment. Transfers between the Participant's regular account and his Directed Investment Account shall be charged and credited as the case may be to each account. The Directed Investment Account shall not share in Trust Fund earnings, but it shall be charged or credited as appropriate with the net earnings, gains, losses and expenses as well as any appreciation or depreciation in market value during each Plan Year attributable to such account.

                           ARTICLE V
                           VALUATIONS

5.1    VALUATION OF THE TRUST FUND

      The Administrator shall direct the Trustee, as of each Anniversary Date, and at such other date or dates deemed necessary by the Administrator, herein called "valuation date," to determine the net worth of the assets comprising the Trust Fund as it exists on the "valuation date." In determining such net worth, the Trustee shall value the assets comprising the Trust Fund at their fair market value as of the "valuation date" and shall deduct all expenses for which the Trustee has not yet obtained reimbursement from the Employer or the Trust Fund.

5.2    METHOD OF VALUATION

      In determining the fair market value of securities held in the Trust Fund which are listed on a registered stock exchange, the Administrator shall direct the Trustee to value the same at the prices they were last traded on such exchange preceding the close of business on the "valuation date." If such securities were not traded on the "valuation date," or if the exchange on which they are traded was not open for business on the "valuation date," then the securities shall be valued at the prices at which they were last traded prior to the "valuation date." Any unlisted security held in the Trust Fund shall be valued at its bid price next preceding the close of business on the "valuation date," which bid price shall be obtained from a registered broker or an investment banker. In determining the fair market value of assets other than securities for which trading or bid prices can be obtained, the Trustee may appraise such assets itself, or in its discretion, employ one or more appraisers for that purpose and rely on the values established by such appraiser or appraisers.

                           ARTICLE VI
           DETERMINATION AND DISTRIBUTION OF BENEFITS

6.1    DETERMINATION OF BENEFITS UPON RETIREMENT

      Every Participant may terminate his employment with the Employer and retire for the purposes hereof on his Normal Retirement Date. However, a Participant may postpone the termination of his employment with the Employer to a later date, in which event the participation of such Participant in the Plan, including the right to receive allocations pursuant to Section 4.4, shall continue until his Late Retirement Date. Upon a Participant's Retirement Date, or as soon thereafter as is practicable, the Trustee shall distribute all amounts credited to such Participant's Combined Account in accordance with Section 6.5.

6.2    DETERMINATION OF BENEFITS UPON DEATH

              (a)   Upon the death of a Participant before
      his Retirement Date or other termination of his employment, all amounts credited to such Participant's Combined Account shall become fully Vested. The Administrator shall direct the Trustee, in accordance with the provisions of Sections 6.6 and 6.7, to distribute the value of the deceased Participant's accounts to the Participant's Beneficiary.

              (b) Upon the death of a Former Participant, the Administrator shall direct the Trustee, in accordance with the provisions of Sections 6.6 and 6.7, to distribute any remaining Vested amounts credited to the accounts of a deceased Former Participant to such Former Participant's Beneficiary.

           (c) Any security interest held by the Plan by reason of an outstanding loan to the Participant or Former Participant shall be taken into account in determining the amount of the death benefit.

            (a)The Administrator may require such proper proof of death and such evidence of the right of any person to receive payment of the value of the account of a deceased Participant or Former Participant as the Administrator may deem desirable. The Administrator's determination of death and of the right of any person to receive payment shall be conclusive.

            (e)   The Beneficiary of the death benefit
      payable pursuant to this Section shall be the Participant's spouse. Except, however, the
      Participant may designate a Beneficiary other than his spouse if:

             (1) the spouse has waived the right to be the Participant's Beneficiary, or

             (2) the Participant is legally separated or has been abandoned (within the meaning of local law) and the Participant has a court order to such effect (and there is no "qualified domestic relations order" as defined in Code
             Section 414(p)  which provides otherwise),  or

              (3)    the Participant has no spouse,  or

              (4)    the spouse cannot be located.

                In such event,  the designation of a
      Beneficiary shall be made on a form satisfactory to the Administrator. A Participant may at any time revoke his designation of a Beneficiary or change his Beneficiary by filing written notice of such revocation or change with the Administrator. However, the Participant's spouse must again consent in writing to any change in Beneficiary unless the original consent acknowledged that the spouse had the right to limit consent only to a specific Beneficiary and that the spouse voluntarily elected to relinquish such right. In the event no valid designation of Beneficiary exists at the time of the Participant's death, the death benefit shall be payable to his estate.

              (f) Any consent by the Participant's spouse to waive any rights to the death benefit must be in writing, must acknowledge the effect of such waiver,. and be witnessed by a Plan representative or a notary public. Further, the spouse's consent must be irrevocable and must acknowledge the specific nonspouse Beneficiary.

6.3    DETERMINATION OF BENEFITS  IN EVENT OF DISABILITY

      In the event of a Participant's Total and Permanent Disability prior to his Retirement Date or other termination of his employment, all amounts credited to such Participant's Combined Account shall become fully Vested. In the event of a Participant's Total and Permanent Disability, the Trustee, in accordance with the provisions of Sections 6.5 and 6.7, shall distribute to such Participant all amounts credited to such Participant's Combined Account as though he had retired.

6.4    DETERMINATION OF BENEFITS UPON TERMINATION

              (a)   On or before the Anniversary Date
      coinciding with or subsequent to the termination of a Participant's employment for any reason other than death, Total and Permanent Disability or retirement, the Administrator may direct the Trustee to segregate the amount of the Vested portion of such Terminated Participant's Combined Account and invest the aggregate amount thereof in a separate, federally insured savings account, certificate of deposit, common or collective trust fund of a bank or a deferred annuity. In the event the Vested portion of a Participant's Combined Account is not segregated, the amount shall remain in a separate account for the Terminated Participant and share in allocations pursuant to
      Section 4.4 until such time as a distribution is made to the Terminated Participant.

                Distribution of the funds due to a Terminated Participant shall be made on the occurrence of an event which would result in the distribution had the Terminated Participant remained in the employ of the Employer (upon the Participant's death, Total and Permanent Disability or Normal Retirement). However, at the election of the Participant, the Administrator shall direct the Trustee to cause the entire Vested portion of the Terminated Participant's Combined Account to be payable to such Terminated Participant. Any distribution under this paragraph shall be made in a manner which is consistent with and satisfies the provisions of Section 6.5, including, but not limited to, all notice and consent requirements of Code
      Section 411(a) (11)  and the Regulations thereunder.

                If the value of a Terminated Participant's
      Vested benefit derived from Employer and Employee contributions does not exceed $3,500 and has never exceeded $3,500 at the time of any prior distribution, the Administrator shall direct the Trustee to cause the entire Vested benefit to be paid to such Participant in a single lump sum.

              (b)   The computation of a Participant's
      nonforfeitable percentage of his interest in the Plan shall not be reduced as the .result of any direct or indirect amendment to this Plan. For this purpose, the Plan shall be treated as having been amended if the Plan provides for an automatic change in vesting due to a change in top heavy status. In the event that the Plan is amended to change or modify any vesting schedule, a Participant with at least three (3)
      Years of Service as of the expiration date of the election period may elect to have his nonforfeitable percentage computed under the Plan without regard to such amendment. If a Participant fails to make such election, then such Participant shall be subject to the new vesting schedule. The Participant's election period shall commence on the adoption date of the amendment and shall end 60 days after the latest of:

              (1)    the adoption date of the amendment,

              (2)    the effective date of the amendment,
              or

              (3)   the date the Participant receives
              written notice of the amendment from the Employer or Administrator.

               (c) (1)   If any Former Participant shall be
      reemployed by the Employer before a l-Year Break in Service occurs, he shall continue to participate in the Plan in the same manner as if such termination had not occurred.

               (2)   If a Former Participant completes one
           (1) Year of Service for eligibility purposes following his reemployment with the Employer, he shall participate in the Plan retroactively from his date of reemployment.

               (3) If a Former Participant completes a Year of Service (a l-Year Break in Service previously occurred, but employment had not terminated), he shall participate in the Plan retroactively from the first day of the Plan Year during which he completes one (1) Year of Service.

6.5    DISTRIBUTION OF BENEFITS

              (a)   The Administrator,  pursuant to the
      election of the Participant, shall direct the Trustee to distribute to a Participant or his Beneficiary any amount to which he is entitled under the Plan in one or more of the following methods:

             (1)  One lump-sum payment in cash or in
                  property;

             (2) Payments over a period certain in monthly, quarterly, semiannual, or annual cash installments. In order to provide such installment payments, the Administrator may
             (A) segregate the aggregate amount thereof in a separate, federally insured savings account, certificate of deposit in a bank or savings and loan association, money market certificate or other liquid short-term security or (B) purchase a nontransferable annuity contract for a term certain (with no life contingencies) providing for such payment. The period over which such payment is to be made shall not extend beyond the Participant's life expectancy (or the life expectancy of the Participant and his designated Beneficiary).

              (b) Any distribution to a Participant who has a benefit which exceeds, or has ever exceeded, $3,500 at the time of any prior distribution shall require such Participant's consent if such distribution commences prior to the later of his Normal Retirement Age or age 62. With regard to this required consent:

             (1) The Participant must be informed of his right to defer receipt of the distribution. If a Participant fails to consent, it shall be deemed an election to defer the commencement of payment of any benefit. However, any election to defer the receipt of benefits shall not apply with respect to distributions which are required under Section 6.5 c).

             (2) Notice of the rights specified under this paragraph shall be provided no less than 30 days and no more than 90 days before the first day on which all events have occurred which entitle the Participant to such benefit.

             (3) Written consent Of the Participant to the distribution must not be made before the Participant receives the notice and must not be made more than 90 days before the first day on which all events have occurred which entitle the participant to such benefit.

             (4) No consent shall be valid if a significant detriment is imposed under the Plan on any Participant who does not consent to the distribution.

                    If a distribution is one to which Code
             Sections 401(a) (11)  and 417 do not apply,
             such distribution may commence less than 30 days after the notice required under Regulation 1.411(a)-11(c) is given, provided that: (1) the Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and (2) the Participant, after receiving the notice, affirmatively elects a distribution.

              (c) Notwithstanding any provision in the Plan to the contrary, the distribution of a Participant's benefits shall be made in accordance with the following requirements and shall otherwise comply with Code
      Section 401(a)(9) and the Regulations thereunder (including Regulation 1.401(a)(9)-2), the provisions of which are incorporated herein by reference:

             (1)   A Participant's benefits shall be
             distributed to him not later than April 1st of the calendar year following the later of (i) the calendar year in which the Participant attains age 70 1/2 or (ii) the calendar year in which the Participant retires, provided, however, that this clause (ii) shall not apply in the case of a Participant who is a "five (5) percent owner" at any time during the five (5) Plan Year period ending in the calendar year in which he attains age 70 1/2 or, in the case of a Participant who becomes a "five
             (5) percent owner" during any subsequent Plan Year, clause (ii) shall no longer apply and the required beginning date shall be the April 1st of the calendar year following the calendar year in which such subsequent Plan Year ends. Alternatively, distributions to a Participant must begin no later than the applicable April 1st as determined under the preceding sentence and must be made over a period certain measured by the life expectancy of the Participant (or the life expectancies of the Participant and his designated Beneficiary) in accordance with Regulations. Notwithstanding the foregoing, clause (ii) above shall not apply to any Participant unless the Participant had attained age 70 1/2 before January 1, 1988 and was not a "five (5) percent owner" at any time during the Plan Year ending with or within the calendar year in which the Participant attained age 66 1/2 or any subsequent Plan Year.

             (2)   Distributions to a Participant and his
             Beneficiaries shall only be made in accordance with the incidental death benefit requirements of Code Section 401(a)(9)(G) and the Regulations thereunder.

             Additionally, for calendar years beginning before 1989, distributions may also be made under an alternative method which provides that the then present value of the payments to be made over the period of the Participant's life expectancy exceeds fifty percent (50%) of the then present value of the total payments to be made to the Participant and his Beneficiaries.

              (d) For purposes of this Section, the life expectancy of a Participant and a Participant's spouse shall be redetermined annually in accordance with Regulations. Life expectancy and joint and last survivor expectancy shall be computed using the return multiples in Tables V and VI of Regulation 1.72-9.

              (e) All annuity Contracts under this Plan shall be non-transferable when distributed. Furthermore, the terms of any annuity Contract purchased and distributed to a Participant or spouse shall comply with all of the requirements of the Plan.

6.6      DISTRIBUTION  OF  BENEFITS  UPON  DEATH

              (a) (1)   The death benefit payable pursuant to
      Section 6.2 shall be paid to the Participant's Beneficiary within a reasonable time after the Participant's death by either of the following methods, as elected by the Participant (or if no election has been made prior to the Participant's death, by his Beneficiary) subject, however, to the rules specified in Section 6.6(b):

                  (i)    One lump-sum payment in cash or in
                  property;

                  (ii)   Payment in monthly,  quarterly,
                  semi-annual, or annual cash installments over a period to be determined by the Participant or his Beneficiary. After periodic installments commence, the Beneficiary shall have the right to direct the Trustee to reduce the period over which such periodic installments shall be made, and the Trustee shall adjust the cash amount of such periodic installments accordingly.

             (2)   In the event the death benefit payable
             pursuant to Section 6.2 is payable in
             installments, then, upon the death of the Participant, the Administrator may direct the Trustee to segregate the death benefit into a separate account, and the Trustee shall invest such segregated account separately, and the funds accumulated in such account shall be used for the payment of the installments.

              (b) Notwithstanding any provision in the Plan to the contrary, distributions upon the death of a Participant shall be made in accordance with the following requirements and shall otherwise comply with Code Section 401(a)(9) and the Regulations thereunder. If it is determined pursuant to Regulations that the distribution of a Participant's interest has begun and the Participant dies before his entire interest has been distributed to him, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution selected pursuant to
      Section 6.5 as of his date of death. If a Participant dies before he has begun to receive any distributions of his interest under the Plan or before distributions are deemed to have begun pursuant to Regulations, then his death benefit shall be distributed to his Beneficiaries by December 31st of the calendar year in which the fifth anniversary of his date of death occurs.

                However, the 5-year distribution requirement of the preceding paragraph shall not apply to any portion of the deceased Participant's interest which is payable to or for the benefit of a designated Beneficiary. In such event, such portion may, at the election of the Participant (or the Participant's designated Beneficiary), be distributed over a period not extending beyond the life expectancy of such designated Beneficiary provided such distribution begins not later than December 31st of the calendar year immediately following the calendar year in which the Participant died. However, in the event the Participant's spouse (determined as of the date of the Participant's death) is his Beneficiary, the requirement that distributions commence within one year of a Participant's death shall not apply. In lieu thereof, distributions must commence on or before the later of: (1) December 31st of the calendar year immediately following the calendar year in which the Participant died; or (2) December 31st of the calendar year in which the Participant would have attained age 70 1/2. If the surviving spouse dies before distributions to such spouse begin, then the 5-year distribution requirement of this Section shall apply as if the spouse was the Participant.

              (a)For purposes of Section 6.6(b),  the
      election by a designated Beneficiary to be excepted from the 5-year distribution requirement must be made no later than December 31st of the calendar year following the calendar year of the Participant's death. Except, however, with respect to a designated Beneficiary who is the Participant's surviving spouse, the election must be made by the earlier of: (1) December 31st of the calendar year immediately following the calendar year in which the Participant died or, if later, the calendar year in which the Participant would have attained age 70 1/2; or (2) December 31st of the calendar year which contains the fifth anniversary of the date of the Participant's death. An election by a designated Beneficiary must be in writing and shall be irrevocable as of the last day of the election period stated herein. In the absence of an election by the Participant or a designated Beneficiary, the B-year distribution requirement shall apply.

              (d) For purposes of this Section, the life expectancy of a Participant and a Participant's spouse shall be redetermined annually in accordance with Regulations. Life expectancy and joint and last survivor expectancy shall be computed using the return multiples in Tables V and VI of Regulation 1.72-9.

6.7    TIME OF SEGREGATION OR DISTRIBUTION

      Except as limited by Sections 6.5 and 6.6, whenever the Trustee is to make a distribution or to commence a series of payments on or as of an Anniversary Date, the distribution or series of payments may be made or begun on such date or as soon thereafter as is practicable. However, unless a Former Participant elects in writing to defer the receipt of benefits (such election may not result in a death benefit that is more than incidental), the payment of benefits shall begin not later than the 60th day after the close of the Plan Year in which the latest of the following events occurs: (a) the date on which the Participant attains the earlier of age 65 or the Normal Retirement Age specified herein; (b) the 10th anniversary of the year in which the Participant commenced participation in the Plan; or (c) the date the Participant terminates his service with the Employer.

6.8    DISTRIBUTION FOR MINOR BENEFICIARY

      In the event a distribution is to be made to a minor, then the Administrator may direct that such distribution be paid to the legal guardian, or if none, to a parent of such Beneficiary or a responsible adult with whom the Beneficiary maintains his residence, or to the custodian for such Beneficiary under the Uniform Gift to Minors Act or Gift to Minors Act, if such is permitted by the laws of the state in which said Beneficiary resides. Such a payment to the legal guardian, custodian or parent of a minor Beneficiary shall fully discharge the Trustee, Employer, and Plan from further liability on account thereof.

6.9    LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN

      In the event that all, or any portion, of the distribution payable to a Participant or his Beneficiary hereunder shall, at the later of the Participant's attainment of age 62 or his Normal Retirement Age, remain unpaid solely by reason of the inability of the Administrator, after sending a registered letter, return receipt requested, to the last known address, and after further diligent effort, to ascertain the whereabouts of such Participant or his Beneficiary, the amount so distributable shall be treated as a Forfeiture pursuant to the Plan. In the event a Participant or Beneficiary is located subsequent to his benefit being reallocated, such benefit shall be restored.

6.10   ADVANCE DISTRIBUTION FOR HARDSHIP

              (a)   The Administrator,  at the election of
        the Participant, shall direct the Trustee to distribute to any Participant in any one Plan Year up to the lesser of 100% of his Participant's Elective Account valued as of the last anniversary Date or other valuation date or the amount necessary to satisfy the immediate and heavy financial need of the Participant. Any distribution made pursuant to this Section shall be deemed to be made as of the first day of the Plan Year or, if later, the valuation date immediately preceding the date of distribution, and the Participant's Elective Account shall be reduced accordingly. Withdrawal under this Section shall be authorized only if the distribution is on account of:

             (1)   Expenses for medical care described in
             Code Section 213(d) previously incurred by the Participant, his spouse, or any of his dependents (as defined in Code Section 152) or necessary for these persons to obtain medical care;

             (2) The costs directly related to the purchase of a principal residence for the Participant
             (excluding mortgage payments);

             (3) Payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Participant, his spouse, children, or dependents; or

             (4) Payments necessary to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence.

             (a)     No distribution shall be made pursuant
                     to this Section unless the
                     Administrator,  based upon the
                     Participant's representation and such
                     other facts as are known to the
                     Administrator,  determines that all of
                     the following conditions are satisfied:

             (1) The distribution is not in excess of the amount of the immediate and heavy financial need of the Participant. The amount of the immediate and heavy financial need may include any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution;

             (2)   The Participant has obtained all
             distributions,  other than hardship
             distributions, and all nontaxable (at the time of the loan) loans currently available under all plans maintained by the Employer;

             (3) The Plan, and all other plans maintained by the Employer, provide that the Participant's elective deferrals and voluntary Employee contributions will be suspended for at least twelve (12) months after receipt of the hardship distribution or, the Participant, pursuant to a legally enforceable agreement, will suspend his elective deferrals and voluntary Employee contributions to the Plan and all other plans maintained by the Employer for at least twelve (12) months after receipt of the hardship distribution; and

             (4) The Plan, and all other plans maintained by the Employer, provide that the Participant may not make elective deferrals for the Participant's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Code
             Section 402(g) for such next taxable year less the amount of such Participant's elective deferrals for the taxable year of the hardship distribution.

              (c)   Notwithstanding the above,  for Plan
      Years beginning after December 31, 1988, distributions from the Participant's Elective Account pursuant to this Section shall be limited, as of the date of distribution, to the Participant's Elective Account as of the end of the last Plan Year ending before July 1, 1989, plus the total Participant's Deferred Compensation after such date, reduced by the amount of any. previous distributions pursuant to this Section.

              (d)   Any distribution made pursuant to this
        Section shall be made in a manner which is consistent with and satisfies the provisions of Section 6.5, including, but not limited to, all notice and consent requirements of Code Section 411(a)(11) and the Regulations thereunder.

6.11   QUALIFIED DOMESTIC RELATIONS ORDER DISTRIBUTION

      All rights and benefits, including elections, provided to a Participant in this Plan shall be subject to the rights afforded to any "alternate payee" under a "qualified domestic relations order." Furthermore, a distribution to an "alternate payee" shall be permitted if such distribution is authorized by a "qualified domestic relations order," even if the affected Participant has not separated from service and has not reached the "earliest retirement age" under the Plan. For the purposes of this Section, "alternate payee," "qualified domestic relations order" and "earliest retirement age" shall have the meaning set forth under Code Section 414(p).

                        ARTICLE VII
                        TRUSTEE

7.1    BASIC RESPONSIBILITIES OF THE TRUSTEE

       The Trustee shall have the following categories of
responsibilities:                                                    '

              (a) Consistent with the "funding policy and method" determined by the Employer, to invest, manage, and control the Plan assets subject, however, to the direction of an Investment Manager if the Trustee should appoint such manager as to all or a portion of the assets of the Plan;

           (b) At the direction of the Administrator, to pay benefits required under the Plan to be paid to Participants, or, in the event of their death, to their Beneficiaries;

              (c)   To maintain records of receipts and
        disbursements and furnish to the Employer and/or
        Administrator for each Plan Year a written annual report per Section 7.7; and

             (a) If there shall be more than one Trustee, they shall act by a majority of their number, but may authorize one or more of them to sign papers on their behalf.

7.2  INVESTMENT POWERS AND DUTIES OF THE TRUSTEE

              (a) The Trustee shall invest and reinvest the Trust Fund to keep the Trust Fund invested without distinction between principal and income and in such securities or property, real or personal, wherever situated, as the Trustee shall deem advisable, including, but not limited to, stocks, common or preferred, bonds and other evidences of indebtedness or ownership, and real estate or any interest therein. The Trustee shall at all times in making investments of the Trust Fund consider, among other factors, the short and long-term financial needs of the Plan on the basis of information furnished by the Employer. In making such investments, the Trustee shall not be restricted to securities or other property of the character expressly authorized by the applicable law for trust investments; however, the Trustee shall give due regard to any limitations imposed by the Code or the Act so that at all times the Plan may qualify as a qualified Profit Sharing Plan and Trust.

           (b)   The Trustee may employ a bank or trust
      company pursuant to the terms of its usual and customary bank agency agreement, under which the duties of such bank or trust company shall be of a custodial, clerical and record-keeping nature.

7.3    OTHER POWERS OF THE TRUSTEE

      The Trustee, in addition to all powers and authorities under common law, statutory authority, including the Act, and other provisions of the Plan, shall have the following powers and authorities, to be exercised in the Trustee's sole discretion:

           (a)   To purchase,  or subscribe for,  any
      securities or other property and to retain the same.
      In conjunction with the purchase of securities, margin accounts may be opened and maintained;

              (a)To sell, exchange, convey, transfer, grant options to purchase, or otherwise dispose of any securities or other property held by the Trustee, by private contract or at public auction. No person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency, or propriety of any such sale or other disposition, with or without advertisement;
              (c) To vote upon any stocks, bonds, or other securities; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights or other options, and to make any payments incidental thereto; to oppose, or to consent to, or otherwise participate in, corporate reorganizations or other changes affecting corporate securities, and to delegate discretionary powers, and to pay any assessments or charges in connection therewith; and generally to exercise any of the powers of an owner with respect to stocks, bonds, securities, or other property;

              (d) To cause any securities or other property to be registered in the TrUstee's own name or in the name of one or more of the Trustee's nominees, and to hold any investments in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust Fund;

              (e) To borrow or raise money for the purposes of the Plan in such amount, and upon such terms and conditions, as the Trustee shall deem advisable; and for any sum so borrowed, to issue a promissory note as Trustee, and to secure the repayment thereof by pledging all, or any part, of the Trust Fund; and no person lending money to the Trustee shall be bound to see to the application of the money lent or to inquire into the validity, expediency, or propriety of any borrowing;

              (f) To keep such portion of the Trust Fund in cash or cash balances as the Trustee may, from time to time, deem to be in the best interests of the Plan, without liability for interest thereon;

              (g) To accept and retain for such time as the Trustee may deem advisable any securities or other property received or acquired as Trustee hereunder, whether or not such securities or other property would normally be purchased as investments hereunder;

             (a)To make, execute, acknowledge, and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

             (i)   To settle,  compromise, or submit to
        arbitration any claims, debts, or damages due or owing to or from the Plan, to commence or defend suits or legal or administrative proceedings, and to represent the Plan in all suits and legal and administrative proceedings;

              (j) To employ suitable agents and counsel and to pay their reasonable expenses and compensation, and such agent or counsel may or may not be agent or counsel for the Employer;

              (k) To apply for and procure from responsible insurance companies, to be selected by the Administrator, as an investment of the Trust Fund such annuity, or other Contracts (on the life of any Participant) as the Administrator shall deem proper; to exercise, at any time or from time to time, whatever rights and privileges may be granted under such annuity, or other Contracts; to collect, receive, and settle for the proceeds of all such annuity or other Contracts as and when entitled to do so under the provisions thereof;

              (1    To invest funds of the Trust in time
        deposits or savings accounts bearing a reasonable rate of interest in the Trustee's bank;

              (m) To invest in Treasury Bills and other forms of United States government obligations;

              (n    To invest in shares of investment companies
        registered under the Investment Company Act of 1940;

              (0) To sell, purchase and acquire put or call options if the options are traded on and purchased through a national securities exchange registered under the Securities Exchange Act of 1934, as amended, or, if the options are not traded on a national securities exchange, are guaranteed by a member firm of the New York Stock Exchange;

              (p)   To deposit moneys in federally insured
        savings accounts or certificates of deposit in banks or savings and loan associations;

              (q)   To pool all or any of the Trust Fund,
        from time to time, with assets belonging to any other qualified employee pension benefit trust created by the Employer or an affiliated company of the Employer, and to commingle such assets and make joint or common investments and carry joint accounts on behalf of this Plan and such other trust or trusts, allocating undivided shares or interests in such investments or accounts or any pooled assets of the two or more trusts in accordance with their respective interests;

              (a)To do all such acts and exercise all such rights and privileges, although not specifically mentioned herein, as the Trustee may deem necessary to carry out the purposes of the Plan.
              (a)         Directed Investment Account. The
                          powers granted to the Trustee shall
                          be exercised in the sole fiduciary
                          discretion of the Trustee. However,
                          if Participants are so empowered by
                          the Administrator, each Participant
                          may direct the Trustee to separate
                          and keep separate all or a portion
                          of his account; and further each
                          Participant is authorized and
                          empowered,  in his sole and
                          absolute discretion,  to give
                          directions to the Trustee pursuant
                          to the procedure established by the
                          Administrator and in such form as
                          the Trustee may require concerning
                          the investment of the Participant's
                          Directed Investment Account. The
                          Trustee shall comply as promptly as
                          practicable with directions given
                          by the Participant hereunder. The
                          Trustee may refuse to comply with
                          any direction from the Participant
                          in the event the Trustee,  in its
                          sole and absolute discretion,
                          deems such directions improper by
                          virtue of applicable law.  The
                          Trustee shall not be responsible or
                          liable for any loss or expense
                          which may result from the Trustee's
                          refusal or failure to comply with
                          any directions from the
                          Participant. Any costs and expenses
                          related to compliance with the
                          Participant's directions shall be
                          borne by the Participant's Directed
                          Investment Account.

7.4    LOANS TO PARTICIPANTS

             (a)The Trustee may,  in the Trustee's
        discretion, make loans to Participants and Beneficiaries under the following circumstances:

             (1)     loans shall be made available to all
                     Participants and Beneficiaries on a
                     reasonably equivalent basis; (2) loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Participants and Beneficiaries;
                     (3)  loans shall bear a reasonable rate
                     of interest;  (4)  loans shall be
                     adequately secured; and  (5)  shall
                     provide for repayment over a reasonable
                     period of time.

              (b)   Loans made pursuant to this Section
      (when added to the outstanding balance of all other loans made by the Plan to the Participant) shall be limited to the lesser of:

             (1)   $50,000 reduced by the excess  (if any)
             of the highest outstanding balance of loans from the Plan to the Participant during the one year period ending on the day before the date on which such loan is made, over the outstanding balance of loans from the Plan to the Participant on the date on which such loan was made, or

             (2)   one-half  (1/2   of the present value of
             the non-forfeitable accrued benefit of the Participant under the Plan.

                For purposes of this limit, all plans of the Employer shall be considered one plan.

              (c)   Loans shall provide for level
      amortization with payments to be made not less frequently than quarterly over a period not to exceed five (5) years. However, loans used to acquire any dwelling unit which, within a reasonable time, is to be used (determined at the time the loan is made) as a principal residence of the Participant shall provide for periodic repayment over a reasonable period of time that may exceed five (5) years.

              (d) Any loans granted or renewed on or after the last day of the first Plan Year beginning after December 31, 1988 shall be made pursuant to a Participant loan program. Such loan program shall be established in writing and must include, but need not be limited to, the following:

            (1)   the identity of the person or positions
           authorized to administer the Participant loan program;

            (2)   a procedure for applying for loans;

                 (3)   the basis on which loans will be approved or denied;

            (4)   limitations,  if any, on the types and
            amounts of loans offered;

             (5)   the procedure under the program for
             determining a reasonable rate of interest;

             (6) the types of collateral which may secure a Participant loan; and

             (7)   the events constituting default and the
             steps that will be taken to preserve Plan assets.

                Such Participant loan program shall be
      contained in a separate written document which, when properly executed, is hereby incorporated by reference and made a part of the Plan. Furthermore, such Participant loan program may be modified or amended in writing from time to time without the necessity of amending this Section.

7.5    DUTIES OF THE TRUSTEE REGARDING PAYMENTS

      At the direction of the Administrator, the Trustee shall, from time to time, in accordance with the terms of the Plan, make payments out of the Trust Fund. The Trustee shall not be responsible in any way for the application of such payments.

7.6    TRUSTEE'S COMPENSATION AND EXPENSES AND TAXES

      The Trustee shall be paid such reasonable compensation as shall from time to time be agreed upon in writing by the Employer and the Trustee. An individual serving as Trustee who already receives full-time pay from the Employer shall not receive compensation from the Plan. In addition, the Trustee shall be reimbursed for any reasonable expenses, including reasonable counsel fees incurred by it as Trustee. Such compensation and expenses shall be paid from the Trust Fund unless paid or advanced by the Employer. All taxes of any kind and all kinds whatsoever that may be levied or assessed under existing or future laws upon, or in respect of, the Trust Fund or the income thereof, shall be paid from the Trust Fund.

7.7    ANNUAL REPORT OF THE TRUSTEE

      Within a reasonable period of time after the later of the Anniversary Date or receipt of the Employer's contribution for each Plan Year, the Trustee shall furnish to the Employer and Administrator a written statement of account with respect to the Plan Year for which such contribution was made setting forth:
              (a)   the net income,  or loss,  of the Trust
       Fund;

              (b)   the gains,  or losses,  realized by the
        Trust Fund upon sales or other disposition of the assets;

              (c) the increase, or decrease, in the value of the Trust Fund;

              (d) all payments and distributions made from the Trust Fund; and

              (e) such further information as the Trustee and/or Administrator deems appropriate. The Employer, forthwith upon its receipt of each such statement of account, shall acknowledge receipt thereof in writing and advise the Trustee and/or Administrator of its approval or disapproval thereof. Failure by the Employer to disapprove any such statement of account within thirty (30) days after its receipt thereof shall be deemed an approval thereof. The approval by the Employer of any statement of account shall be binding as to all matters embraced therein as between the Employer and the Trustee to the same extent as if the account of the Trustee had been settled by judgment or decree in an action for a judicial settlement of its account in a court of competent jurisdiction in which the Trustee, the Employer and all persons having or claiming an interest in the Plan were parties; provided, however, that nothing herein contained shall deprive the Trustee of its right to have its accounts judicially settled if the Trustee so desires.

7.8    AUDIT

              (a) If an audit of the Plan's records shall be required by the Act and the regulations thereunder for any Plan Year, the Administrator shall direct the Trustee to engage on behalf of all Participants an independent qualified public accountant for that purpose. Such accountant shall, after an audit of the books and records of the Plan in accordance with generally accepted auditing standards, within a reasonable period after the close of the Plan Year, furnish to the Administrator and the Trustee a report of his audit setting forth his opinion as to whether any statements, schedules or lists that are required by Act Section 103 or the Secretary of Labor to be filed with the Plan's annual report, are presented fairly in conformity with generally accepted accounting principles applied consistently. All auditing and accounting fees shall be an expense of and may, at the election of the Administrator, be paid from the Trust Fund.

              (b)   If some or all of the information
        necessary to enable the Administrator to comply with Act Section 103 is maintained by a bank, insurance company, or similar institution, regulated and supervised and subject to periodic examination by a state or federal agency, it shall transmit and certify the accuracy of that information to the Administrator as provided in Act Section 103(b) within one hundred twenty (120) days after the end of the Plan Year or by such other date as may be prescribed under regulations of the Secretary of Labor.

7.9    RESIGNATION,  REMOVAL AND SUCCESSION OF TRUSTEE

                (a)   The Trustee may resign at any time by
        delivering to the Employer,  at least thirty  (30)
        days before its effective date, a written notice of his resignation.

                (b)   The Employer may remove the Trustee by
        mailing by registered or certified mail, addressed to such Trustee at his last known address, at least thirty (30) days before its effective date, a written notice of his removal.

              (c)   Upon the death,  resignation,
        incapacity, or removal of any Trustee, a successor may be appointed by the Employer; and such successor, upon accepting such appointment in writing and delivering same to the Employer, shall, without further act, become vested with all the estate, rights, powers, discretions, and duties of his predecessor with like respect as if he were originally named as a Trustee herein. Until such a successor is appointed, the remaining Trustee or Trustees shall have full authority to act under the terms of the Plan.

              (d)   The Employer may designate one or more
        successors prior to the death, resignation, incapacity, or removal of a Trustee. In the event a successor is so designated by the Employer and accepts such designation, the successor shall, without further act, become vested with all the estate, rights, powers, discretions, and duties of his predecessor with the like effect as if he were originally named as Trustee therein immediately upon the death, resignation, incapacity, or removal of his predecessor.

              (e) Whenever any Trustee hereunder ceases to serve as such, he shall furnish to the Employer and Administrator a written statement of account with respect to the portion of the Plan Year during which he served as Trustee. This statement shall be either
        (i) included as part of the annual statement of account for the Plan Year required under Section 7.7 or (ii) set forth in a special statement. Any such special statement of account should be rendered to the Employer no later than the due date of the annual statement of account for the Plan Year. The procedures set forth in Section 7.7 for the approval by the Employer of annual statements of account shall apply to any special statement of account rendered hereunder and approval by. the Employer of any such special statement in the manner provided in Section
        7.7 shall have the same effect upon the statement as the Employer's approval of an annual statement of account. No successor to the Trustee shall have any duty or responsibility to investigate the acts or transactions of any predecessor who has rendered all statements of account required by Section 7.7 and this subparagraph.

7.10   TRANSFER OF INTEREST

      Notwithstanding any other provision contained in this Plan, the Trustee at the direction of the Administrator shall transfer the Vested interest, if any, of such Participant in his account to another trust forming part of a pension, profit sharing or stock bonus plan maintained by such Participant's new employer and represented by said employer in writing as meeting the requirements of Code Section 401(a), provided that the trust to which such transfers are made permits the transfer to be made.

   7.11   DIRECT ROLLOVER

             (a)This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

             (b)   For purposes of this Section the
        following definitions shall apply:

             (1) An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a) (9); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

             (2)   An eligible retirement plan is an
             individual retirement account described in Code
             Section 408(a),  an individual retirement
             annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

             (3)   A distributee includes an Employee or
             former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

             (4) A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.

                         ARTICLE  VIII
             AMENDMENT,   TERMINATION  AND  MERGERS

8.1    AMENDMENT

              (a) The Employer shall have the right at any time to amend the Plan, subject to the limitations of this Section. Any such amendment shall be adopted by formal action of the Employer's board of directors and executed by an officer authorized to act on behalf of the Employer. However, any amendment which affects the rights, duties or responsibilities of the Trustee and Administrator may only be made with the Trustee's and Administrator's written consent. Any such amendment shall become effective as provided therein upon its execution. The Trustee shall not be required to execute any such amendment unless the Trust provisions contained herein are a part of the Plan and the amendment affects the duties of the Trustee hereunder.

           (b) No amendment to the Plan shall be effective if it authorizes or permits any part of the Trust Fund (other than such part as is required to pay taxes and administration expenses) to be used for or diverted to any purpose other than for the exclusive benefit of the Participants or their Beneficiaries or estates; or causes any reduction in the amount credited to the account of any Participant; or causes or permits any portion of the Trust Fund to revert to or become property of the Employer.

              (c) Except as permitted by Regulations, no Plan amendment or transaction having the effect of a Plan amendment (such as a merger, plan transfer or similar transaction) shall be effective to the extent it eliminates or reduces any "Section 411(d) (6) protected benefit" or adds or modifies conditions relating to' "Section 411(d) (6) protected benefits" the result of which is a further restriction on such benefit unless such protected benefits are preserved with respect to benefits accrued as of the later of the adoption date or effective date of the amendment. "Section 411(d)(6) protected benefits', are benefits
      described in Code Section 411(d)(6) (A)   early
      retirement benefits and retirement-type subsidies, and optional forms of benefit.

8.2   TERMINATION

              (a) The Employer shall have the right at any time to terminate the Plan by delivering to the Trustee and Administrator written notice of such termination. Upon any full or partial termination, all amounts credited to the affected Participants' Combined Accounts shall become 100% Vested as provided in
      Section 6.4 and shall not thereafter be subject to forfeiture, and all unallocated amounts shall be allocated to the accounts of all Participants in accordance with the provisions hereof.

              (b)   Upon the full termination of the Plan,
      the Employer shall direct the distribution of the assets of the Trust Fund to Participants in a manner which is consistent with and satisfies the provisions of Section 6.5. Distributions to a Participant shall be made in cash or in property or through the purchase of irrevocable nontransferable deferred commitments from an insurer. Except as permitted by Regulations, the termination of the Plan shall not result in the reduction of "Section 411(d) (6) protected benefits" in accordance with Section 8.1(c).


8.3    MERGER OR CONSOLIDATION

      This Plan and Trust may be merged or consolidated with, or its assets and/or liabilities may be transferred to any other plan and trust only if the benefits which would be received by a Participant of this Plan, in the event of a termination of the plan immediately after such transfer, merger or consolidation, are at least equal to the benefits the Participant would have received if the Plan had terminated immediately before the transfer, merger or consolidation, and such transfer, merger or consolidation does not otherwise result in the elimination or reduction of any "Section 411(d)(6) protected benefits" in accordance with Section 8.1(c).

                          ARTICLE  IX
                         MISCELLANEOUS

9.1    PARTICIPANT'S RIGHTS

      This Plan shall not be deemed to constitute a contract between the Employer and any Participant or to be a consideration or an inducement for the employment of any Participant or Employee. Nothing contained in this Plan shall be deemed to give any Participant or Employee the right to be retained in the service of the Employer or to interfere with the right of the Employer to discharge any Participant or Employee at any time regardless of the effect which such discharge shall have upon him as a Participant of this Plan.

9.2    ALIENATION

              (a) Subject to the exceptions provided below, no. benefit which shall be payable out of the Trust Fund to any person (including a Participant or his Beneficiary) shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void; and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any such person, nor shall it be subject to attachment or legal process for or against such person, and the same shall not be recognized by the Trustee, except to such extent as may be required by law.

           (b) This provision shall not apply to the extent a Participant or Beneficiary is indebted to the Plan, as a result of a loan from the Plan. At the time a distribution is to be made to or for a Participant's or Beneficiary's benefit, such proportion of the amount distributed as shall equal such loan indebtedness shall be paid by the Trustee to the Trustee or the Administrator, at the direction of the Administrator, to apply against or discharge such loan indebtedness. Prior to making a payment, however, the Participant or Beneficiary must be given written notice by the Administrator that such loan indebtedness is to be so paid in whole or part from his Participant's Combined Account. If the Participant or Beneficiary does not agree that the loan indebtedness is a valid claim against his Vested Participant's Combined Account, he shall be entitled to a review of the validity of the claim in accordance with procedures provided in Sections 2.12 and 2.13.

           (c)   This provision shall not apply to a
      "qualified domestic relations order" defined in Code
      Section 414(p), and those other domestic relations orders permitted to be so treated by the Administrator under the provisions of the Retirement Equity Act of 1984. The Administrator shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. Further, to the extent provided under a "qualified domestic relations order," a former spouse of a Participant shall be treated as the spouse or surviving spouse for all purposes under the Plan.

91    CONSTRUCTION OF PLAN

      This Plan and Trust shall be construed and enforced' according to the Act and the laws of the State of California, other than its laws respecting choice of law, to the extent not preempted by the Act.

9.4    GENDER AND NUMBER

      Wherever any words are used herein in the masculine, feminine or neuter gender, they shall be construed as though they were also used in another gender in all cases where they would so apply, and whenever any words are used herein in the singular or plural form, they shall be construed as though they were also used in the other form in all cases where they would so apply.

9.5    LEGAL ACTION

      In the event any claim, suit, or proceeding is brought regarding the Trust and/or Plan established hereunder to which the Trustee or the Administrator may be a party, and such claim, suit, or proceeding is resolved in favor of the Trustee or Administrator, they shall be entitled to be reimbursed from the Trust Fund for any and all costs, attorney's fees, and other expenses pertaining thereto incurred by them for which they shall have become liable.

9.6       PROHIBITION  AGAINST  DIVERSION  OF  FUNDS

              (a)   Except as provided below and otherwise
        specifically permitted by law, it shall be impossible by operation of the Plan or of the Trust, by termination of either, by power of revocation or amendment, by the happening of any contingency, by collateral arrangement or by any other means, for any part of the corpus or income of any trust fund maintained pursuant to the Plan or any funds contributed thereto to be used for, or diverted to, purposes other than the exclusive benefit of Participants, Retired Participants, or their Beneficiaries.

              (b) In the event the Employer shall make an excessive contribution under a mistake of fact pursuant to Act Section 403(c) (2) (A), the Employer may demand repayment of such excessive contribution at any time within one (1) year following the time of payment and the Trustees shall return such amount to the Employer within the one (1) year period. Earnings of the Plan attributable to the excess contributions may not be returned to the Employer but any losses attributable thereto must reduce the amount so returned.

   9.7    BONDING

              Every Fiduciary, except a bank or an insurance company, unless exempted by the Act and regulations thereunder, shall be bonded in an amount not less than 10% of the amount of the funds such Fiduciary handles; provided, however, that the minimum bond shall be $1,000 and the maximum bond, $500,000. The amount of funds handled shall be determined at the beginning of each Plan Year by the amount of funds handled by such person, group, or class to be covered and their predecessors, if any, during the preceding Plan Year, or if there is no preceding Plan Year, then by the amount of the funds to be handled during the then current year. The bond shall provide protection to the Plan against any loss by reason of acts of fraud or dishonesty by the Fiduciary alone or in connivance with others. The surety shall be a corporate surety company (as such term is used in Act Section 412(a) (2)), and the bond shall be in a form approved by the Secretary of Labor. Notwithstanding anything in the Plan to the contrary, the cost of such bonds shall be an expense of and may, at the election of the Administrator, be paid from the Trust Fund or by the Employer.

9.8      EMPLOYER' S AND TRUSTEE'S PROTECTIVE CLAUSE

      Neither the Employer nor the Trustee, nor their successors, shall be responsible for the validity of any Contract issued hereunder or for the failure on the part of the insurer to make payments provided by any such Contract, or for the action of any person which may delay payment or render a Contract null and void or unenforceable in whole or in part.

9.9    INSURER'S PROTECTIVE CLAUSE

      Any insurer who shall issue Contracts hereunder shall not have any responsibility for the validity of this Plan or for the tax or legal aspects of this Plan. The insurer shall be protected and held harmless in acting in accordance with any written direction of the Trustee, and shall have no duty to see to the application of any funds paid to the Trustee, nor be required to question any actions directed by the Trustee. Regardless of any provision of this Plan, the insurer shall not be required to take or permit any action or allow any benefit or privilege contrary to the terms of any Contract which it issues hereunder, or the rules of the insurer.

9.10   RECEIPT AND RELEASE FOR PAYMENTS

      Any payment to any Participant, his legal representative, Beneficiary, or to any guardian or committee appointed for such Participant or Beneficiary in accordance with the provisions of the Plan, shall, to the extent thereof, be in full satisfaction of all claims hereunder against the Trustee and the Employer, either of whom may require such Participant, legal representative, Beneficiary, guardian or committee, as a condition precedent to such payment, to execute a receipt and release thereof in such form as shall be determined by the Trustee or Employer.

9.11   ACTION BY THE EMPLOYER

      Whenever the Employer under the terms of the Plan is permitted or required to do or perform any act or matter or thing, it shall be done and performed by a person duly authorized by its legally constituted authority.

9.12   NAMED FIDUCIARIES AND ALLOCATION OF RESPONSIBILITY

      The "named Fiduciaries" of this Plan are (1) the Employer, (2) the Administrator and (3) the Trustee. The named Fiduciaries shall have only those specific powers, duties, responsibilities, and obligations as are specifically given them under the Plan. In general, the Employer shall have the sole responsibility for making the contributions provided for under
Section 4.1; and shall have the sole authority to appoint and remove the Trustee and the Administrator; to formulate the Plan's "funding policy and method"; and to amend or terminate, in whole or in part, the Plan. The Administrator shall have the sole responsibility for the administration of the Plan, which responsibility is specifically described in the Plan. The Trustee shall have the sole responsibility of management of the assets held under the Trust, except those assets, the management of which has been assigned to an Investment Manager, who shall be solely responsible for the management of the assets assigned to it, all as specifically provided in the Plan. Each named Fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan, authorizing or providing for such direction, information or action. Furthermore, each named Fiduciary may rely upon any such direction, information or action of another named Fiduciary as being proper under the Plan, and is not required under the Plan to inquire into the propriety of any such direction, information or action. It is intended under the Plan that each named Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under the Plan. No named Fiduciary shall guarantee the Trust Fund in any manner against investment loss or depreciation in asset value. Any person or group may serve in more than one Fiduciary capacity. In the furtherance of their responsibilities hereunder, the "named Fiduciaries" shall be empowered to interpret the Plan and Trust and to resolve ambiguities, inconsistencies and omissions, which findings shall be binding, final and conclusive.

9.13   HEADINGS

      The headings and subheadings of this Plan have been inserted for convenience of reference and are to be ignored in any construction of the provisions hereof.

9.14  APPROVAL BY INTERNAL REVENUE SERVICE

           (a)   Notwithstanding anything herein to the
      contrary, contributions to this Plan are conditioned upon the initial qualification of the Plan under Code
      Section 401. If the Plan receives an adverse determination with respect to its initial qualification, then the Plan may return such contributions to the Employer within one year after such determination, provided the application for the determination is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan was adopted, or such later date as the Secretary of the Treasury may prescribe.

           (b)   Notwithstanding any provisions to the
      contrary, except Sections 3.6, 3.7, and 4.1(f), any contribution by the Employer to the Trust Fund is conditioned upon the deductibility of the contribution by the Employer under the Code and,' to the extent any such deduction is disallowed, the Employer may, within one (1) year following the disallowance of the deduction, demand repayment of such disallowed contribution and the Trustee shall return such contribution within one (1) year following the disallowance. Earnings of the Plan attributable to the excess contribution may not be returned to the Employer, but any losses attributable thereto must reduce the amount so returned.

9.15   UNIFORMITY

      All provisions of this Plan shall be interpreted and applied in a uniform, nondiscriminatory manner. In the event of any conflict between the terms of this Plan and any Contract purchased hereunder, the Plan provisions shall control.

                           ARTICLE X
                    PARTICIPATING EMPLOYERS

10.1   ADOPTION BY OTHER EMPLOYERS

      Notwithstanding anything herein to the contrary, with the consent of the Employer and Trustee, any other corporation or entity, whether an affiliate or subsidiary or not, may adopt this Plan and all of the provisions hereof, and participate herein and be known as a Participating Employer, by a properly executed document evidencing said intent and will of such Participating Employer.

10.2  REQUIREMENTS OF PARTICIPATING EMPLOYERS

              (a) Each such Participating Employer shall be required to use the same Trustee as provided in this Plan.

           (b) The Trustee may, but shall not be required to, commingle, hold and invest as one Trust Fund all contributions made by Participating Employers, as well as all increments thereof. However, the assets of the Plan shall, on an ongoing basis, be available to pay benefits to all Participants and Beneficiaries under the Plan without regard to the Employer or Participating Employer who contributed such assets.

              (c)   The transfer of any Participant from or
      to an Employer participating in this Plan, whether he be an Employee of the Employer or a Participating
      Employer, shall not affect such Participant's rights under the Plan, and all amounts credited to such Participant's Combined Account as well as his accumulated service time with the transferor or predecessor, and his length of participation in the Plan, shall continue to his credit.

           (d)   All rights and values forfeited by
      termination of employment shall inure only to the benefit of the Participants of the Employer or Participating Employer by which the forfeiting Participant was employed, except if the Forfeiture is for an Employee whose Employer is an Affiliated Employer, then said Forfeiture shall inure to the benefit of the Participants of those Employers who are Affiliated Employers. Should an Employee of one ("First") Employer be transferred to an associated ("Second") Employer which is an Affiliated Employer, such transfer shall not cause his account balance (generated while an Employee of "First" Employer) in any manner, or by any amount to be forfeited. Such Employee's Participant Combined Account balance for all purposes of the Plan, including length of service, shall be considered as though he had always been employed by the "Second" Employer and as such had received contributions, forfeitures, earnings or losses, and appreciation or depreciation in value of assets totaling the amount so transferred.

            (e) Any expenses of the Trust which are to be paid by the Employer or borne by the Trust Fund shall be paid by each Participating Employer in the same proportion that the total amount standing to the credit of all Participants employed by such Employer bears to the total standing to the credit of all Participants.

10.3   DESIGNATION OF AGENT

      Each Participating Employer shall be deemed to be a party to this Plan; provided, however, that with respect to all of its relations with the Trustee and Administrator for the purpose of this Plan, each Participating Employer shall be deemed to have designated irrevocably the Employer as its agent. Unless the context of the Plan clearly indicates the' contrary, the word "Employer" shall be deemed to include each Participating Employer as related to its adoption of the Plan.

10.4   EMPLOYEE TRANSFERS

      It is anticipated that an Employee may be transferred between Participating Employers, and in the event of any such transfer, the Employee involved shall carry with him his accumulated service and eligibility. No such transfer shall effect a termination of employment hereunder, and the Participating Employer to which the Employee is transferred shall thereupon become obligated hereunder with respect to such Employee in the same manner as was the Participating Employer from whom the Employee was transferred.

10.5   PARTICIPATING EMPLOYER'S CONTRIBUTION

      Any contribution subject to allocation during each Plan Year shall be allocated only among those Participants of the Employer or Participating Employer making the contribution, except if the contribution is made by an Affiliated Employer, in which event such contribution shall be allocated among all Participants of all Participating Employers who are Affiliated Employers in accordance with the provisions of this Plan. On the basis of the information furnished by the Administrator, the Trustee shall keep separate books and records concerning the affairs of each Participating Employer hereunder and as to the accounts and credits of the Employees of each Participating Employer. The Trustee may, but need not, register Contracts so as to evidence that a particular Participating Employer is the interested Employer hereunder, but in the event of an Employee transfer from one Participating Employer to another, the employing Employer shall immediately notify the Trustee thereof.

10.6   AMENDMENT

      Amendment of this Plan by the Employer at any time when there shall be a Participating Employer hereunder shall only be by the written action of each and every Participating Employer and with the consent of the Trustee where such consent is necessary in accordance with the terms of this Plan.

10.7   DISCONTINUANCE OF PARTICIPATION

      Any Participating Employer shall be permitted to discontinue or revoke its participation in the Plan. At the time of any such discontinuance or revocation, satisfactory evidence thereof and of any applicable conditions imposed shall be delivered to the Trustee. The Trustee shall thereafter transfer, deliver and assign Contracts and other Trust Fund assets allocable to the Participants of such Participating Employer to such new Trustee as shall have been designated by such Participating Employer, in the event that it has established a separate pension plan for its Employees, provided however, that no such transfer shall be made if the result is the elimination or reduction of any "Section 411(d)(6) protected benefits" in accordance with Section 8.1(c). If no successor is designated, the Trustee shall retain such assets for the Employees of said Participating Employer pursuant to the provisions of Article VII hereof. In no such event shall any part of the corpus or income of the Trust as it relates to such Participating Employer be used for or diverted to purposes other than for the exclusive benefit of the Employees of such Participating Employer.

10.8   ADMINISTRATOR'S AUTHORITY

      The Administrator shall have authority to make any and all necessary rules or regulations, binding upon all 'Participating Employers and all Participants, to effectuate the purpose of this Article.

             IN WITNESS WHEREOF, this Plan has been executed the day and year first above written.

                               Saratoga National Bank


                               By ________________________






                               _____________________________
                               TRUSTEE







                               _____________________________
                               TRUSTEE






                               _____________________________
                               TRUSTEE








                               _____________________________
                               TRUSTEE

              CERTIFICATE OF CORPORATE RESOLUTION

      The undersigned Secretary of Saratoga National Bank
   (the Corporation) hereby certifies that the following resolutions were duly adopted by the board of directors of the Corporation on
   June 23,  1995            ,  and that such resolutions have
not been modified or rescinded as of the date hereof:

      RESOLVED, that the form of amended Profit Sharing Plan and Trust effective July 1, 1995, presented to this meeting is hereby approved and adopted and that the proper officers of the Corporation are hereby authorized and directed to execute and deliver to the Trustee of the Plan one or more counterparts of the Plan.

      RESOLVED, that for purposes of the limitations on contributions and benefits under the Plan, prescribed by Section
415 of the Internal Revenue Code, the "limitation year" shall be the Plan Year.

      RESOLVED, that not later than the due date (including extensions hereof) of the Corporation's federal income tax return for each of its fiscal years hereafter, the Corporation shall contribute to the Plan for each such fiscal year such amount as shall be determined by the board of directors of the Corporation and that the Treasurer of the Corporation is authorized and directed to pay such contribution to the Trustee of the Plan in cash or property and to designate to the Trustee the year for which such contribution is made.

      RESOLVED, that the proper officers of the Corporation shall act as soon as possible to notify the employees of the Corporation of the adoption of the Profit Sharing Plan by delivering to each employee a copy of the summary description of the Plan in the form of the Summary Plan Description presented to this meeting, which form is hereby approved.

      The undersigned further certifies that attached hereto as Exhibits A, B and C, respectively, are true copies of Saratoga Bank Savings Plan as amended and restated, Summary Plan Description and Funding Policy and Method approved and adopted in the foregoing resolutions.




________________________________
Secretary

Date:  June 23, 1995                   SARATOGA BANK SAVINGS PLAN

                   FUNDING POLICY AND METHOD

      A pension benefit plan (as defined in the Employee Retirement Income Security Act of 1974) has been adopted by the company for the purpose of rewarding long and loyal service to the company by providing to employees additional financial security at retirement. Incidental benefits are provided in the case of disability, death or other termination of employment.

      Since the principal purpose of the plan is to provide benefits at normal retirement age, the principal goal of the investment of the funds in the plan should be both security and long-term stability with moderate growth commensurate with the anticipated retirement dates of participants. Investments, other than "fixed dollar" investments, should be included among the plan's investments to prevent erosion by inflation. However, investments should be sufficiently liquid to enable the plan, on short notice, to make some distributions in the event of the death or disability of a participant.

                    SARATOGA BANK SAVINGS PLAN

          QUALIFIED DOMESTIC RELATIONS ORDER PROCEDURE

In the case of any Domestic Relations Order (DRO) received by Saratoga Bank Savings Plan, its status under ERISA and the Internal Revenue Code shall be determined under the following procedures:

Promptly upon receiving a DRO, the Administrator will ( 1 ) refer' the DRO, issued by the State Court of Jurisdiction, to legal counsel for the Plan to render an opinion within 60 days (or such earlier period as shall be provided by Treasury Regulations) as to whether the DRO is a "qualified domestic relations order" as defined by
Section 206(d)(3)(B) of ERISA, and (2) notify the concerned Participant and any other alternate payee of the receipt by the Plan of the DRO and of this procedure.

Promptly upon receiving the determination made by the Plan's legal counsel as to the status of the DRO, the concerned Participant and each alternate payee (or any representative designated by an alternate payee by written notice to the Administrator) shall be furnished a copy of such determination. The notice of determination shall state that the Administrator will commence any payments currently due under the Plan to the person or persons entitled thereto, depending on the Plan's legal counsel's determination as to the "qualified" status of the DRO, after the expiration of a period of 60 days commencing on the date of the mailing of the notice unless prior thereto the Administrator receives notice of the institution of legal proceedings disputing the determination. The Administrator shall, as soon as practical after such 60 day period, ascertain the dollar amount currently payable to each payee pursuant to the Plan and DRO and, if the DRO is "qualified," disburse any such amounts.

If there is a dispute as to the "qualified" status of a DRO, there shall be a delay in making payments of the amounts currently due to payees. In that event, the Administrator shall direct that the amounts payable be held in a separate account within the Plan. If within 18 months after the deferral the "DRO" is determined not to be a valid "qualified domestic relations order," or the status of the DRO has not been finally determined, amounts held in the Plan (including earnings or losses thereon) shall be paid to the person or persons who would have been entitled to such amounts if there had been no DRO. Any determination thereafter that the DRO is a "qualified domestic relations order" shall be applied prospectively only.

An "alternate payee" includes any spouse, former spouse, child, or other dependent of a Participant who is designated by the "qualified domestic relations order" as having a right to receive all or a portion of the benefits payable under the Plan with respect to the concerned Participant.


                EXECUTED this ________day of  ________________,  19_____.


________________________  ______________________________
Witness                   Administrator

                   SARATOGA BANK SAVINGS PLAN

                    PARTICIPANT LOAN PROGRAM

Saratoga Bank Savings Plan permits loans to be made to Participants and their beneficiaries. However. before any loan is made. Section
7.4 of the Plan requires that a written loan program be established which sets forth the rules and guidelines for making Participant loans. this document shall serve as the required written loan program. In addition. the Administrator may use this document to serve as. or supplement. any required notice of the loan program to Participants and their beneficiaries. All references to Participants in this loan program shall include Participants and their Beneficiaries who are "parties in interest" as defined by Act
Section 3(14).

1. The Administrator of the Plan is authorized to administer the Participant loan program. All applications for loans shall be made by a Participant to the Administrator on forms which the Administrator will make available for such purpose.

2. All loan applications shall be considered by the Administrator within a reasonable time after the Participant makes formal application. The Participant shall also be required to provide such supporting information deemed necessary by the Administrator. This may include a financial statement. tax returns and such other financial information which the Administrator may consider necessary and appropriate to determine whether a loan should be granted. Furthermore, the Participant shall authorize the Administrator to obtain a credit report on the Participant.

3. The Administrator shall determine whether a Participant qualifies for a loan, applying such criteria as a commercial lender of funds would apply in like circumstances with respect to the Participant. Such criteria shall include. but need not be limited to, the creditworthiness of the Participant and his general ability to repay the loan, the period of time such Participant has been employed by the Employer, whether adequate security has been provided for the loan. and whether the Participant agrees, as a condition for receiving the loan. to make repayments through direct. after-tax payroll deduction.

4. With regard to any loan made pursuant to this program, the following rule(s) and limitation(s) shall apply. in addition to such other requirements set forth in the Plan:

        (i) No loan in an amount less than $1,000 shall be granted to any participant.

        (i)Loans shall become due and payable immediately following termination of employment.
        (iii) Participants are only allowed to have one loan outstanding at any one time.

        (iv) All loans made pursuant to this program shall be considered a directed investment from the account(s) of the Participant maintained under the Plan. As such. all payments of principal and interest made by the Participant shall be credited only to the account(s) of such Participant.

5. Any loan granted or renewed under this program shall bear a reasonable rate of interest. In determining such rate of interest, the Plan shall require a rate of return commensurate with the prevailing interest rate charged on similar commercial loans under like circumstances by persons in the business of lending money. Such prevailing interest rate standard shall permit the Administrator to consider factors pertaining to the opportunity for gain and risk of loss that a professional lender would consider on a similar arms-length transaction. such as the creditworthiness of the Participant and the security given for the loan. Therefore, in establishing the rate of interest. the Administrator shall conduct a reasonable and prudent inquiry with professional lenders in the same geographic locale where the Participant and Employer reside to determine such prevailing interest rate for loans under like circumstances.

6. The plan shall require that adequate security be provided by the Participant before a loan is granted. For this purpose, the Plan shall consider a Participant's interest under the Plan to be adequate security. However, in no event shall more than 50% of a Participant's vested interest in the Plan (determined immediately after origination of the loan) be used as security for the loan. Generally. it shall be the policy of the Plan not to make loans which require security other than the Participant's vested interest in the Plan. However, if additional security is necessary to adequately secure the loan, then the Administrator shall require that such security be provided before the loan will be granted. For this purpose. the Participant's principal residence may serve as additional security, if permitted by State law.

7. Generally, a default shall occur upon the failure of a Participant to timely remit payments under the loan when due. In such event. the Trustee shall take such reasonable actions which a prudent fiduciary in like circumstances would take to protect and preserve Plan assets. including foreclosing on any collateral and commencing such other legal action for collection which the Trustee deems necessary and advisable. However, the Trustee shall not be required to commence such actions immediately upon a default. Instead. the Trustee may grant the Participant reasonable rights to cure any default, provided such actions would constitute a prudent and reasonable course of conduct for a professional lender in like circumstances. In addition, if no risk of loss of principal or income would result to the Plan. the Trustee may choose. in its discretion, to defer enforcement proceedings. If the qualified status of the Plan is not jeopardized. the Trustee and the Administrator may treat a loan that has been defaulted upon and not cured within a reasonable period of time as a deemed distribution from the Plan.

1. Upon satisfaction of the criteria established for granting a loan, the Administrator shall inform the Trustee that the Participant has qualified to receive a loan under the Plan's program. The Trustee shall review the determination made by the Administrator (including the prevailing interest rate which has been set for the loan) and. if it determines that such loan would be a prudent investment for the Plan. applying such fiduciary standards required by ERISA. the Trustee may grant the loan request. In making such determination. the Trustee may consider the liquidity of the Plan assets available for loans. The Trustee shall then require that the Participant execute all documents necessary to establish the loan. including a promissory note and such other documents which will provide the Plan with adequate security.

Adopted this    19th  day of    June     , 19 95 This loan program
may be amended from time to time.

Employer:




__________________________
Mary Page Rourke



Trustees:




__________________________
Mary Page Rourke




__________________________
Barbara Resop




__________________________
Earl Lanna




__________________________
Richard Mount



Administrator:




__________________________
Mary Page Rourke